As filed with the Securities and Exchange Commission on or about October 17,1996

                                        Securities Act Registration No. 33-70764
                                Investment Company Act Registration No. 811-8100
================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]

        Pre-Effective Amendment No.                                       [ ]

        Post-Effective Amendment No. 8                                    [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]

        Amendment No. 9                                                   [X]

                        (Check appropriate box or boxes)

                           STRONG EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

   100 HERITAGE RESERVE
 MENOMONEE FALLS, WISCONSIN                                      53051
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400

                                THOMAS P. LEMKE
                        STRONG CAPITAL MANAGEMENT, INC.
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                    (Name and Address of Agent for Service)

                                   Copies to
                                SCOTT A. MOEHRKE
                              GODFREY & KAHN, S.C.
                             780 NORTH WATER STREET
                           MILWAUKEE, WISCONSIN 53202

       Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on or about February 21, 1996.

       It is proposed that this filing will become effective (check appropriate box).

          [ ]      immediately upon filing pursuant to paragraph (b) of Rule 485
          [ ]      on (date) pursuant to paragraph (b) of Rule 485
          [ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]      on (date) pursuant to paragraph (a)(1) of Rule 485
          [ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485
          [X]      on December 31, 1996 pursuant to paragraph (a)(2) of Rule 485

       If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                           STRONG EQUITY FUNDS, INC.

                             CROSS REFERENCE SHEET

                             For Strong Growth Fund

       (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                               CAPTION OR SUBHEADING IN PROSPECTUS OR
              ITEM NO. ON FORM N-1A                             STATEMENT OF ADDITIONAL INFORMATION
              ---------------------                             -----------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS

1.  Cover Page                                              Cover Page

2.  Synopsis                                                Expenses; Highlights

3.  Condensed Financial Information                         Financial Highlights

4.  General Description of Registrant                       Strong Growth Funds; Investment Objectives and
                                                            Policies; Implementation of Policies and Risks;
                                                            About the Funds - Organization

5.  Management of the Fund                                  About the Funds - Management; Financial Highlights

5A. Management's Discussion of Fund Performance             *

6.  Capital Stock and Other Securities                      About the Funds - Organization, - Distributions and
                                                            Taxes; Shareholder Manual - Shareholder Services

7.  Purchase of Securities Being Offered                    Shareholder Manual - How to Buy Shares,
                                                            - Determining Your Share Price, - Shareholder
                                                            Services

8.  Redemption or Repurchase                                Shareholder Manual - How to Sell Shares,
                                                            - Determining Your Share Price, - Shareholder
                                                            Services

9.  Pending Legal Proceedings                               Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
    INFORMATION

10. Cover Page                                              Cover page

11. Table of Contents                                       Table of Contents

12. General Information and History                         **

13. Investment Objectives and Policies                      Investment Restrictions; Investment Policies and
                                                            Techniques

14. Management of the Fund                                  Directors and Officers of the Funds

15. Control Persons and Principal Holders of Securities     Principal Shareholders; Directors and Officers of
                                                            the Funds; Investment Advisor, Subadvisor, and
                                                            Distributor

                                                                CAPTION OR SUBHEADING IN PROSPECTUS OR
           ITEM NO. ON FORM N-1A                                 STATEMENT OF ADDITIONAL INFORMATION
           ---------------------                                 -----------------------------------
16. Investment Advisory and Other Services                  Investment Advisor, Subadvisor, and Distributor;
                                                            About the Funds - Management (in Prospectus);
                                                            Custodian; Transfer Agent and Dividend-Disbursing
                                                            Agent; Independent Accountants; Legal Counsel

17. Brokerage Allocation and Other Practices                Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities                      Included in Prospectus under the heading About the
                                                            Funds - Organization and in the Statement of
                                                            Additional Information under the heading
                                                            Shareholder Meetings

19. Purchase, Redemption and Pricing of Securities Being    Included in Prospectus under the headings:
    Offered                                                 Shareholder Manual - How to Buy Shares,
                                                            - Determining Your Share Price, 3-How to Sell
                                                            Shares, - Shareholder Services; and in the
                                                            Statement of Additional Information under the
                                                            headings: Additional Shareholder Information;
                                                            Investment Advisor, Subadvisor, and Distributor;
                                                            and Determination of Net Asset Value

20. Tax Status                                              Included in Prospectus under the heading About the
                                                            Funds - Distributions and Taxes; and in the
                                                            Statement of Additional Information under the
                                                            heading Taxes

21. Underwriters                                            Investment Advisor, Subadvisor, and Distributor

22. Calculation of Performance Data                         Performance Information

23. Financial Statements                                    Financial Statements

*      Complete answer to Item is contained in Fund's Annual Report.
**     Complete answer to Item is contained in Fund's Prospectus.

                           STRONG EQUITY FUNDS, INC.

                             CROSS REFERENCE SHEET

                           FOR STRONG VALUE FUND AND
                             STRONG SMALL CAP FUND

       (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                               CAPTION OR SUBHEADING IN PROSPECTUS OR
            ITEM NO. ON FORM N-1A                               STATEMENT OF ADDITIONAL INFORMATION
            ---------------------                               -----------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS

1.  Cover Page                                            Cover Page

2.  Synopsis                                              Expenses

3.  Condensed Financial Information                       Inapplicable

4.  General Description of Registrant                     Strong Growth Funds; Investment Objectives and
                                                          Policies; Implementation of Policies and Risks;
                                                          About the Funds - Organization

5.  Management of the Fund                                About the Funds - Management; Financial Highlights

5A. Management's Discussion of Fund Performance           Inapplicable

6.  Capital Stock and Other Securities                    About the Funds - Organization, - Distributions and
                                                          Taxes; Shareholder Manual - Shareholder Services

7.  Purchase of Securities Being Offered                  Shareholder Manual - How to Buy Shares,
                                                          - Determining Your Share Price, - Shareholder
                                                          Services

8.  Redemption or Repurchase                              Shareholder Manual - How to Sell Shares,
                                                          - Determining Your Share Price, - Shareholder
                                                          Services

9.  Pending Legal Proceedings                             Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10. Cover Page                                            Cover page

11. Table of Contents                                     Table of Contents

12. General Information and History                       *

13. Investment Objectives and Policies                    Investment Restrictions; Investment Policies and
                                                          Techniques

14. Management of the Fund                                Directors and Officers of the Funds

15. Control Persons and Principal Holders of Securities   Principal Shareholders; Directors and Officers of
                                                          the Funds; Investment Advisor, Subadvisor, and
                                                          Distributor


                                                                 CAPTION OR SUBHEADING IN PROSPECTUS OR
              ITEM NO. ON FORM N-1A                               STATEMENT OF ADDITIONAL INFORMATION
              ---------------------                               -----------------------------------
16. Investment Advisory and Other Services                Investment Advisor, Subadvisor, and Distributor;
                                                          About the Funds - Management (in Prospectus);
                                                          Custodian; Transfer Agent and Dividend-Disbursing
                                                          Agent; Independent Accountants; Legal Counsel

17. Brokerage Allocation and Other Practices              Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities                    Included in Prospectus under the heading About the
                                                          Funds - Organization and in the Statement of
                                                          Additional Information under the heading
                                                          Shareholder Meetings

19. Purchase, Redemption and Pricing of Securities        Included in Prospectus under the headings:
    Being Offered                                         Shareholder Manual - How to Buy Shares,
                                                          - Determining Your Share Price, - How to Sell
                                                          Shares, - Shareholder Services; and in the
                                                          Statement of Additional Information under the
                                                          headings: Additional Shareholder Information;
                                                          Investment Advisor, Subadvisor, and Distributor;
                                                          and Determination of Net Asset Value

20. Tax Status                                            Included in Prospectus under the heading About the
                                                          Funds - Distributions and Taxes; and in the
                                                          Statement of Additional Information under the
                                                          heading Taxes

21. Underwriters                                          Investment Advisor, Subadvisor, and Distributor

22. Calculation of Performance Data                       Performance Information

23. Financial Statements                                  Financial Statements

*      Complete answer to Item is contained in the Fund's Prospectus.

                           STRONG EQUITY FUNDS, INC.

                             CROSS REFERENCE SHEET

                            For Strong Mid Cap Fund

       (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                               CAPTION OR SUBHEADING IN PROSPECTUS OR
             ITEM NO. ON FORM N-1A                              STATEMENT OF ADDITIONAL INFORMATION
             ---------------------                              -----------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS

1.  Cover Page                                            Cover Page

2.  Synopsis                                              Expenses

3.  Condensed Financial Information                       Inapplicable

4.  General Description of Registrant                     Investment Objective and Policies; Implementation
                                                          of Policies and Risks; About the Fund -
                                                          Organization

5.  Management of the Fund                                About the Fund - Management

5A. Management's Discussion of Fund Performance           Inapplicable

6.  Capital Stock and Other Securities                    About the Fund - Organization, - Distributions and
                                                          Taxes; Shareholder Manual - Shareholder Services

7.  Purchase of Securities Being Offered                  Shareholder Manual - How to Buy Shares,
                                                          - Determining Your Share Price, - Shareholder
                                                          Services

8.  Redemption or Repurchase                              Shareholder Manual - How to Sell Shares,
                                                          - Determining Your Share Price, - Shareholder
                                                          Services

9.  Pending Legal Proceedings                             Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10. Cover Page                                            Cover page

11. Table of Contents                                     Table of Contents

12. General Information and History                       *

13. Investment Objectives and Policies                    Investment Restrictions; Investment Policies and
                                                          Techniques

14. Management of the Fund                                Directors and Officers of the Fund

15. Control Persons and Principal Holders of Securities   Principal Shareholders; Directors and Officers of
                                                          the Fund; Investment Advisor, Subadvisor, and
                                                          Distributor


                                                               CAPTION OR SUBHEADING IN PROSPECTUS OR
            ITEM NO. ON FORM N-1A                               STATEMENT OF ADDITIONAL INFORMATION
            ---------------------                               -----------------------------------
16. Investment Advisory and Other Services                Investment Advisor, Subadvisor, and Distributor;
                                                          About the Fund - Management (in Prospectus);
                                                          Custodian; Transfer Agent and Dividend-Disbursing
                                                          Agent; Independent Accountants; Legal Counsel

17. Brokerage Allocation and Other Practices              Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities                    Included in Prospectus under the heading About the
                                                          Fund - Organization and in the Statement of
                                                          Additional Information under the heading
                                                          Shareholder Meetings

19. Purchase, Redemption and Pricing of Securities        Included in Prospectus under the headings:
    Being Offered                                         Shareholder Manual - How to Buy Shares,
                                                          - Determining Your Share Price, - How to Sell
                                                          Shares, - Shareholder Services; and in the
                                                          Statement of Additional Information under the
                                                          headings: Additional Shareholder Information;
                                                          Investment Advisor, Subadvisor, and Distributor;
                                                          and Determination of Net Asset Value

20. Tax Status                                            Included in Prospectus under the heading About the
                                                          Fund - Distributions and Taxes; and in the
                                                          Statement of Additional Information under the
                                                          heading Taxes

21. Underwriters                                          Investment Advisor, Subadvisor, and Distributor

22. Calculation of Performance Data                       Performance Information

23. Financial Statements                                  Inapplicable

*      Complete answer to Item is contained in the Fund's Prospectus.

           Please file this Prospectus Supplement with your records.

                               STRONG VALUE FUND
                            STRONG OPPORTUNITY FUND
                               STRONG GROWTH FUND
                            STRONG COMMON STOCK FUND
                             STRONG SMALL CAP FUND
                             STRONG DISCOVERY FUND

                 Supplement to the Prospectus dated May 1, 1996

STRONG VALUE FUND

   The following table sets forth the composite performance data of Sloate, Weisman, Murray & Company, Inc., the subadvisor (the "Subadvisor") of the Strong Value Fund (the "Value Fund") relating to the historical performance of equity accounts and the designated equity portion (including designated cash reserves) of balanced accounts with assets over $5 million (the "Equity Accounts") managed by the Subadvisor, since the dates indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the Value Fund. The data is provided to illustrate the past performance of the Subadvisor in managing substantially similar accounts as measured against the Standard & Poor's 500 Stock Index ("S&P 500") and the Russell 100 Value Index ("Russell 1000 Value"), and does not represent the performance of the Value Fund. Performance is historical and does not represent the future performance of the Value Fund or of the Subadvisor.
   The Subadvisor's composite performance data shown below was calculated in accordance with the recommended standards of the Association for Investment Management and Research (commonly referred to as AIMR)* retroactively applied for all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment management fees, brokerage commissions and execution costs paid by the Equity Accounts, without provision for federal or state income

---------------

*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                             ---------------------
taxes. Custodial fees, if any, were not included in the calculation. The composite includes all actual, fee-paying, discretionary Equity Accounts managed by the Subadvisor that have investment objectives, policies, strategies and risks substantially similar to those of the Value Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis.
   The Equity Accounts that are included in the Subadvisor's composite are not subject to the same type of expenses to which the Value Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Value Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Subadvisor's composite could have been adversely affected if the Equity Accounts included in the composite had been regulated under the federal security and tax laws.
   The investment results of the Subadvisor's composite presented below are unaudited and are not intended to predict or suggest the future returns of the Value Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.
  ----------------------------------------------------------------------------

                           Subadvisor's Value        Russell
      Time Period           Equity Composite      1000 Value(1)     S&P 500(2)
Average Annual Returns
  1 Year                              .%                  .%               .%
  3 Year                              .%                  .%               .%
  5 Year                              .%                  .%               .%
  4/1/88 - 9/30/96                    .%                  .%               .%
Cumulative Returns
  4/1/88 - 9/30/96                    .%                  .%               .%

----------------------------------------------------------------------------

(1) The Russell 1000 Value Index is an unmanaged index that contains securities that value managers typically select from the Russell 1000 Index, which generally represents the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

(2) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

(3)  The Value Equity Composite began on April 1, 1988.

                             ---------------------

STRONG GROWTH FUND

   From March 1, 1989 through June 30, 1991, Mr. Ronald C. Ognar, the current portfolio manager of the Strong Growth Fund, managed the Kemper Growth Fund. Mr. Ognar assumed portfolio management responsibility from the Kemper Growth Fund's previous manager. As portfolio manager, Mr. Ognar was primarily responsible for the day-to-day management of the Kemper Growth Fund. During the time that Mr. Ognar managed the Kemper Growth Fund, it had an investment objective, policies, and strategies that were substantially similar to the Strong Growth Fund. The cumulative total return for the Kemper Growth Fund from March 1, 1989 through June 30, 1991 was 62.93% as compared to 39.32% for the S&P 500 Index over the same period. The average annual total returns for the Kemper Growth Fund for the one-year period ended June 30, 1991, and for the entire period that Mr. Ognar managed the Kemper Growth Fund compared with the performance of the S&P 500 Index were:
  ----------------------------------------------------------------------------

                                       Kemper
                                       Growth             S&P 500
             Year                     Fund(1)             Index(2)
1 Year                                 15.13%               7.39%
3/1/89 - 6/30/91(3)                    23.27%              15.27%

----------------------------------------------------------------------------

(1) Average annual total returns reflect changes in share prices and reinvestment of dividends and distributions and are net of fund expenses.

(2) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

(3) From July 1991 until he began managing the Strong Growth Fund in April of 1993, Mr. Ognar served RCM Capital Management as a portfolio manager of certain separate accounts.

   Historical performance does not indicate future performance. The Kemper Growth Fund is a separate fund and its historical performance is not indicative of the potential performance of the Strong Growth Fund. Share prices and investment returns will fluctuate.

STRONG COMMON STOCK FUND

   From November 1981 through March 1991, Mr. Richard T. Weiss, a current co-portfolio manager of the Strong Common Stock Fund, managed and co-managed the Stein Roe Special Fund. Mr. Weiss assumed portfolio management responsibility from the Stein Roe Special Fund's previous manager. Although Mr. Weiss co-managed the Stein Roe Special Fund from 1986 until March 1991, Mr. Weiss was primarily responsible for the day-to-day

                             ---------------------
management of the Fund from November 1981 through March 1991. During the time that Mr. Weiss managed the Stein Roe Special Fund, it had an investment objective, policies and strategies that were substantially similar to the Strong Common Stock Fund. The cumulative total return for the Stein Roe Special Fund from December 1, 1981 through February 28, 1991 was 380.24% as compared to 163.68% for the Russell 2000 Stock Market Index ("Russell 2000 Index") and 322.20% for the S&P 500 Index over the same period. The average annual total returns for the Stein Roe Special Fund the one-year, three-year, five-year periods ended February 28, 1991, and for the entire period that Mr. Weiss managed the Stein Roe Special Fund compared with the performance of the Russell 2000 and S&P 500 Indices were:
  ----------------------------------------------------------------------------

                          Stein Roe       Russell
                           Special          2000          S&P 500
        Year               Fund(1)        Index(2)        Index(3)
1 Year                      12.07%          3.72%          14.67%
3 Year                      18.14%          7.63%          15.12%
5 Year                      14.18%          4.66%          13.97%
12/1/81 - 2/28/91           18.49%         11.05%          16.85%

----------------------------------------------------------------------------

(1) Average annual total returns reflect changes in share prices and reinvestment of dividends and distributions and are net of fund expenses.

(2) The Russell 2000 Index is an unmanaged index of common stocks generally representative of the small capitalization U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

   Historical performance does not indicate future performance. The Stein Roe Special Fund is a separate fund and its historical performance is not indicative of the potential performance of the Strong Common Stock Fund. Share prices and investment returns will fluctuate.

   The Strong Common Stock Fund is currently closed to new investors, except that the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

STRONG SMALL CAP FUND

On August 31, 1996, Ms. Mary Lisanti began serving as the portfolio manager of the Strong Small Cap Fund. Prior to joining Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), Ms. Lisanti acted as a managing director at Bankers Trust in New York, where she headed the small/mid-cap equity team, and served as a portfolio manager of the BT Investment Small Cap Fund since its inception in March 1993. As portfolio

                             ---------------------
manager, Ms. Lisanti was primarily responsible for the day-to-day management of BT Investment Small Cap Fund. During the time that Ms. Lisanti managed the BT Investment Small Cap Fund, it had an investment objective, policies and strategies that were substantially similar to the Strong Small Cap Fund. The cumulative total return for the BT Investment Small Cap Fund from its inception (10/21/93) through July 31, 1996 was 100.17% as compared to 29.15% for the Russell 2000 Index and 47.88% for the S&P 500 Index over the same period. The average annual returns of the BT Investment Small Cap Fund for the one-year period ended July 31, 1996, and for the entire period that Ms. Lisanti managed the Fund compared with the performance of the Russell 2000 and S&P 500 Indices were:
  ----------------------------------------------------------------------------

                          BT Investment        Russell
                            Small Cap            2000            S&P 500
        Year                Fund(1,2)          Index(3)         Index(4)
1 Year                        11.57%             6.91%            16.57%
10/21/93 - 7/31/96            28.39%             9.64%            15.13%

----------------------------------------------------------------------------
(1) Average annual total returns reflect changes in share prices and reinvestment of dividends and distributions and are net of fund expenses.

(2) The expense ratio of the BT Investment Small Cap Fund was capped at 1.25% for the period from October 21, 1993 (inception) to September 30, 1994 (reflecting annualized reimbursement of expenses of .86%), for the period from October 1, 1994 to September 30, 1995 (reflecting reimbursement of expenses of .34%), and for the period from October 1, 1995 to September 30, 1996 (reflecting reimbursement of expenses of %).

(3) The Russell 2000 Index is an unmanaged index of generally representative of the U.S. market for small-cap domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(4) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
   Historical performance does not indicate future performance. The BT Investment Small Cap Fund is a separate fund and its historical performance is not indicative of the potential performance of the Strong Small Cap Fund. Share prices and investment returns will fluctuate.
   Prior to joining Bankers Trust in February 1993, Ms. Lisanti was a vice president and portfolio manager with Lieber & Company/The Evergreen Funds. A native of Queens, New York, she graduated with honors from Princeton University in 1978. Ms. Lisanti is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Financial Analyst Federation.

                             ---------------------

STRONG DISCOVERY FUND

   On August 31, 1996, Mr. Charles A. Paquelet joined Mr. Richard S. Strong as a co-portfolio manager of the Strong Discovery Fund. Mr. Strong has managed the Fund since its inception in 1988.
   Mr. Paquelet joined the Advisor as a securities analyst in 1988 from the B.F. Goodrich Company, where he began his career as a financial analyst earlier in 1987. Since 1990, he has been a portfolio manager of separate accounts for individual and institutional investors. Mr. Paquelet was awarded his M.B.A. in 1989 from Indiana University. He received his bachelor's degree in finance in 1987 from Case Western Reserve University. Mr. Paquelet is a Chartered Financial Analyst. Mr. Paquelet served as the portfolio manager of the Strong Small Cap Fund from the Fund's inception in December 1995 through August 31, 1996.

                             ---------------------

                              FINANCIAL HIGHLIGHTS
       (For each share of the Funds' outstanding throughout the period.)
         -----------------------------------------------------------------------

                                                   Strong       Strong         Strong         Strong        Strong       Strong
                                                   Value      Opportunity      Growth      Common Stock    Small Cap    Discovery
                                                  Fund(a)       Fund(c)       Fund(c)        Fund(c)        Fund(a)      Fund(c)
NET ASSET VALUE, BEGINNING OF PERIOD              $ 10.00     $    33.35     $    15.88     $    19.77     $  10.00     $  18.96
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                       0.06           0.12          (0.05)          0.03         0.02         0.02
  Net Realized and Unrealized Gains (Losses) on
    Investments                                      1.01           2.40           2.83           1.55         2.45        (0.41)
                                                  -------     ----------     ----------     ----------      -------     --------
TOTAL FROM INVESTMENT OPERATIONS                     1.07           2.52           2.78           1.58         2.47        (0.39)
LESS DISTRIBUTIONS
  From Net Investment Income                        (0.05)         (0.17)            --          (0.08)       (0.01)       (0.32)
  In Excess of Net Investment Income                   --             --             --             --           --        (0.55)
  From Net Realized Gains                              --          (0.32)            --          (0.75)          --        (0.59)
                                                  -------     ----------     ----------     ----------      -------     --------
TOTAL DISTRIBUTIONS                                 (0.05)         (0.49)          0.00          (0.83)       (0.01)       (1.46)
                                                  -------     ----------     ----------     ----------      -------     --------
NET ASSET VALUE, END OF PERIOD                    $ 11.02     $    35.38     $    18.66     $    20.52     $  12.46     $  17.11
                                                  =======     ==========     ==========     ==========      =======     ========
Total Return                                        +10.7%          +7.6%         +17.5%          +8.0%       +24.7%        -1.9%
Net Assets, End of Period (In Thousands)          $33,228     $1,641,855     $1,114,165     $1,150,120     $ 78,231     $581,910
Ratio of Expenses to Average Net Assets               1.6%*          1.3%*          1.3%*          1.2%*        1.6%*        1.4%*
Ratio of Net Investment Income to Average Net
  Assets                                              1.7%*          0.7%*         (0.8%)*         0.3%*       -0.3% *      -0.4%*
Portfolio Turnover Rate                              29.9%          50.0%         119.2%          43.1%        69.5%       527.2%
Average Commission Rate Paid(b)                   $0.0507     $   0.0495     $   0.0669     $   0.0439     $ 0.0555     $ 0.0318

*    Calculated on an annualized basis
(a) For the six months ended June 30, 1996 (Unaudited). Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1996 (Unaudited). Total return and portfolio turnover rate are not annualized.

                 Prospectus Supplement Dated December 31, 1996.

                             ---------------------

                                     PART A

                                   PROSPECTUS

                               STRONG VALUE FUND
                            STRONG OPPORTUNITY FUND
                               STRONG GROWTH FUND
                            STRONG COMMON STOCK FUND
                             STRONG SMALL CAP FUND
                             STRONG DISCOVERY FUND


       Incorporated by Reference to the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-70764), which was filed with the Securities and Exchange Commission on or about April 25, 1996 (Edgar Reference No. 0000950124-96-001773).

           INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                              STRONG MID CAP FUND

                                                          STRONG FUNDS
                                                         P.O. Box 2936
                                            Milwaukee, Wisconsin 53201
                                             Telephone: (414) 359-1400
                                             Toll-Free: (800) 368-3863
                                                        Device for the
                                                     Hearing-Impaired:
                                                        (800) 999-2780

   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Mid Cap Fund is described in this Prospectus. The Fund seeks capital growth. The Fund invests primarily in equity securities of companies with medium market capitalizations. The Fund is a diversified series of Strong Equity Funds, Inc.
   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Fund, dated December 31, 1996, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.

----------------------------------------------------------------------------

    THE FUND MAY ENGAGE IN SUBSTANTIAL SHORT-TERM TRADING, WHICH MAY INCREASE THE FUND'S EXPENSES. THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN RESTRICTED SECURITIES. THESE INVESTMENT POLICIES INVOLVE SUBSTANTIAL RISK AND MAY BE CONSIDERED SPECULATIVE.
  ----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
  ----------------------------------------------------------------------------

                               December 31, 1996

                               PROSPECTUS PAGE I-1

                               TABLE OF CONTENTS

         EXPENSES................................. I-3
         INVESTMENT OBJECTIVE AND POLICIES........ I-4
         IMPLEMENTATION OF POLICIES AND RISKS..... I-6
         ABOUT THE FUND........................... I-12
         SHAREHOLDER MANUAL....................... II-1

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities to any person in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-2

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases.............  NONE
            Sales Load Imposed on Reinvested
              Dividends.................................  NONE
            Deferred Sales Load.........................  NONE
            Redemption Fees.............................  NONE
            Exchange Fees...............................  NONE

   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Fund. Additionally, purchases and redemptions may also be made through broker-dealers or financial intermediaries who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
  ----------------------------------------------------------------------------

                                                                      Total
                             Management        Other       12b-1    Operating
                                Fees         Expenses      Fees      Expenses
Mid Cap Fund                     1.00%           ___%      NONE        ____%

----------------------------------------------------------------------------

   From time to time, the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for the Fund. Since the Fund is new and did not begin operations until December 31, 1996, the Other Expenses have been estimated. For additional information concerning fees and expenses, see "About the Fund - Management."

                             ---------------------

                               PROSPECTUS PAGE I-3

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
----------------------------------------------------------------------------

                              Period (in
                                years)
                              -----------
                               1       3
Mid Cap Fund                   --      --

----------------------------------------------------------------------------

   The Example is based on the Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund is required to invest a substantial portion of its assets in equity securities. Accordingly, the Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio, and the Fund's net asset value is likely to fluctuate more than that of a fund invested principally in fixed income securities. The Fund, therefore, is not appropriate for investors' short-term financial needs.
   The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information ("SAI"). Those restrictions, the Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, the Fund has also instituted a number of non-fundamental operating policies, which are described in this Prospectus and in the SAI. Although operating policies may be changed by the Fund's Board of Directors without shareholder approval, the Fund will promptly notify shareholders of any material change in operating policies.
   Except as limited below, the Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve the Fund's investment objective.

STRONG MID CAP FUND

   The Fund seeks capital growth. The Fund invests primarily in equity securities of companies that have medium market capitalizations.

                             ---------------------

                               PROSPECTUS PAGE I-4

   The Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. At least 65% of the Fund's total assets will normally be invested in equity securities of medium market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization of between $800 million and $5 billion at the time of the Fund's investment. In general, medium-capitalization companies often involve greater risks than investments in established companies. (See "Implementation of Policies and Risks - Small and Medium Companies.") The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may use that allowance to invest in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")
   The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investment made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)

                             ---------------------

                               PROSPECTUS PAGE I-5

                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. The Fund may engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is presented in the Fund's SAI.

FOREIGN SECURITIES AND CURRENCIES

   The Fund may invest in foreign securities either directly or indirectly through the use of depositary receipts. (See "Investment Objective and Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.
   Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Fund generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

                             ---------------------

                               PROSPECTUS PAGE I-6

   Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
   The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

FOREIGN INVESTMENT COMPANIES

   The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 (the "1940 Act"). The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees or expenses.

DERIVATIVE INSTRUMENTS

   The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
   A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or

                             ---------------------

                               PROSPECTUS PAGE I-7
forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
   An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
   A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
   Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales against the box, in which the Fund sells a security it owns for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments;
(vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.
   Derivatives may be exchange traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.
   The successful use of derivatives by the Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation

                             ---------------------

                               PROSPECTUS PAGE I-8
between the Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Fund.
   In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

ILLIQUID SECURITIES

   The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined liquid under guidelines adopted by the Fund's Board of Directors.

SMALL AND MEDIUM COMPANIES

   The Fund may invest a substantial portion of its assets in small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting

                             ---------------------

                               PROSPECTUS PAGE I-9
securities for the Fund than in a fund that invests in larger, more established companies.

DEBT OBLIGATIONS

   IN GENERAL. Debt obligations in which the Fund may invest will be primarily investment-grade debt obligations, although the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.
   Investment-grade debt obligations include:

- U.S. government securities (as defined below);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P");
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.

   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, the Fund should take consistent with its investment objective. Securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. Non-investment-grade debt obligations include:

- securities rated as low as C by S&P or their equivalents;
- commercial paper rated as low as C by S&P or its equivalents; and
- unrated debt securities judged to be of comparable quality by the Advisor.

                             ----------------------

                              PROSPECTUS PAGE I-10

GOVERNMENT SECURITIES

    U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

WHEN-ISSUED SECURITIES

   The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.
   The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will

                             ----------------------

                              PROSPECTUS PAGE I-11
purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

PORTFOLIO TURNOVER

   The annual portfolio turnover rate indicates changes in the Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, the rate of portfolio turnover of the Fund generally will not exceed 300%. However, during periods in which the Advisor deems it advisable to engage in substantial short-term trading, the rate of portfolio turnover may exceed 300%.

                                 ABOUT THE FUND

MANAGEMENT

   The Board of Directors of the Fund is responsible for managing its business and affairs. The Fund has entered into an investment advisory agreement with Strong Capital Management, Inc. (the "Advisor"). Under the terms of the agreement, the Advisor manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Directors.

   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds, several of which are funding vehicles for variable insurance products. As of November 30, 1996, the Advisor had over $__ billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Advisor.
   As compensation for its services, the Fund pays the Advisor a monthly management fee. The annual fee is 1.0% of the Fund's average daily net asset value. This fee is in excess of fees paid by many other funds. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or

                             ----------------------

                              PROSPECTUS PAGE I-12
absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.
   Except for expenses assumed by the Advisor, Subadvisor, or Strong Funds Distributors, Inc., the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

   PORTFOLIO MANAGER. Ms. Mary Lisanti serves as the Fund's portfolio manager. Prior to joining the Advisor, Ms. Lisanti acted as a managing director at Bankers Trust in New York, where she headed the small/mid-cap equity team, and served as the portfolio manager of the BT Investment Capital Appreciation and BT Investment Small Cap Funds since their inception in March 1993 and October 1993, respectively. As portfolio manager, Ms. Lisanti had full discretionary authority over the selection of investments for these funds. During the time that Ms. Lisanti managed the BT Investment Capital Appreciation Fund, it had an investment objective, policies, and strategies that were substantially similar to those of the Strong Mid Cap Fund. The cumulative total return for the BT Investment Capital Appreciation Fund from its inception (3/9/93) through July 31, 1996 was 64.26% as compared to 43.14% for the Standard & Poor's ("S&P") 400 MidCap Index and 53.94% for the S&P 500 Stock Index over the same period. The average annual returns of the BT Investment Capital Appreciation Fund for the one-year, three-year and since inception periods compared with the performance of the S&P 400 MidCap and S&P 500 Indices were:
----------------------------------------------------------------------------

                      BT Investment Capital                       S&P
                          Appreciation         S&P 400 Mid        500
                            Fund(1,2)         Cap Index(3)     Index(4)
1 Year                         2.96%               7.76%         16.57%
3 Years                       15.42%              11.57%         15.63%
Inception (3/9/93)
  through July 31,
  1996                        15.73%              11.13%         13.54%
-----------------------------------------------------------

(1)Average annual total returns reflect changes in share prices and reinvestment of dividends and distributions and are net of fund expenses.

(2)The expense ratio of the BT Capital Appreciation Fund was capped at 1.25% for the period from March 9, 1993 (inception) to December 31, 1993 (reflecting

                             ----------------------

                              PROSPECTUS PAGE I-13
   annualized reimbursement of expenses of .74%), for the period from January 1, 1994 to December 31, 1994 (reflecting reimbursement of expenses of .54%), and for the period from January 1, 1995 to September 30, 1995 (reflecting annualized reimbursement of expenses of .32%), and for the period from November 1, 1995 to September 30, 1996 (reflecting reimbursement of expenses of ___%).

(3)The S&P 400 MidCap Index is an unmanaged index generally representative of the U.S. market for mid-cap domestic stocks. The Index does not reflect brokerage commissions and other expenses associated with investing in equity securities.

(4)The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Index does not reflect brokerage commissions and other expenses associated with investing in equity securities.

Historical performance does not indicate future performance. The BT Investment Capital Appreciation Fund is a separate fund and its historical performance is not indicative of the potential performance of the Strong Mid Cap Fund. Share prices and investment returns will fluctuate.

Prior to joining Bankers Trust in February 1993, Ms. Lisanti was a vice president and portfolio manager with Lieber & Company/The Evergreen Funds. A native of Queens, New York, she graduated with honors from Princeton University in 1978. Ms. Lisanti is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Financial Analyst Federation.

TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Fund. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreement between the Advisor and the Fund.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Fund.

ORGANIZATION

   SHAREHOLDER RIGHTS. The Fund is a series of Strong Equity Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of

                             ----------------------

                              PROSPECTUS PAGE I-14
shares of common stock and series and classes of series of shares of common stock. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions and in the residual assets of the Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act.

   SHAREHOLDER PRIVILEGES. The shareholders of the Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, the Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from the Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of the Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions

                             ----------------------

                              PROSPECTUS PAGE I-15
declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If the Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in a taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of the Fund within thirty days before or after redeeming shares of the Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in the Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish the Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUND. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.

                             ----------------------

                              PROSPECTUS PAGE I-16

   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Fund and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

PERFORMANCE INFORMATION

   The Fund may advertise a variety of types of performance information, including "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and other distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.

                             ----------------------

                              PROSPECTUS PAGE I-17

                               SHAREHOLDER MANUAL

          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-5
          HOW TO SELL SHARES.....................  II-6
          SHAREHOLDER SERVICES...................  II-9
          REGULAR INVESTMENT PLANS............... II-10
          SPECIAL SITUATIONS..................... II-12

HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy the Fund's shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

------------------------------------------------------------------------------

                         TO OPEN A NEW ACCOUNT
------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                         or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                         Wisconsin 53201. If you're using an express delivery
                           service, send to Strong Funds, 100 Heritage
                           Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                         establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863           exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                         open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                         registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by our Investor Center in Menomonee Falls,
                         Wisconsin.
                           Call 1-800-368-3863 for hours and directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account by wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                         - If you sign up for Strong's Automatic Investment
                         Plan when you open your account, Strong Funds will
                           waive the Fund's minimum initial investment (see
                           chart on page II-4).
                         - Complete the Automatic Investment Plan Section on
                         the account application.
                         - Mail to the address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in the Fund through a
                         broker-
                           dealer or other institution that may charge a
                         transaction fee.
                         - Strong Funds may only accept requests to purchase
                           shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------

                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.
Or use Strong DirectSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------
USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.

--------------------------------------------------------------------------------

- You may purchase additional shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by the Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- The Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- The exchange privileges are available in all 50 states because all the Strong Funds intend to continue to qualify their shares for sale in all 50 states.
- Minimum Investment Requirements:
  ----------------------------------------------------------------------------

   To open a regular account...........................................$2,500

   To open an IRA or Defined Contribution account........................$250

   To open an UGMA/UTMA account..........................................$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Fund offers a No-Minimum Investment Plan that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-11). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach the Fund's minimum initial investment), the Fund reserves the right to close your account. Before taking such action, the Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
                            THROUGH A BROKER-DEALER

- If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program's materials, including information relating to fees, in connection with the Fund's Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

                             ----------------------

                              PROSPECTUS PAGE II-4

- Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Distributor may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.
   The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations.
   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be

                             ----------------------

                              PROSPECTUS PAGE II-5
reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee.

                             ----------------------

                              PROSPECTUS PAGE II-6

   -----------------------------------------------------------------------------

                         TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
                         following information: your account number, the
                           dollar amount or number of shares you wish to
                           redeem, each owner's name, your street address, and
                           the signature of each owner as it appears on the
                           account.
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                         Wisconsin 53201. If you're using an express delivery
                           service, send to 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                         the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open
1-800-368-3863           your account by checking the "Yes" box in the
24 HOURS A DAY,          appropriate section of the account application. To
7 DAYS A WEEK            add the telephone redemption option to your account,
                         call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares ($500 minimum) by phone and arrange
                         to receive the proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                         to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                         Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                         wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong DirectSM, Strong Funds'
                         automated telephone response system. Call
                         1-800-368-7550.
-----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at
                         regular intervals. To establish the Systematic
                         Withdrawal Plan, request a form by calling
                         1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         financial intermediaries who may charge a commission
                         or other transaction fee.

                             ----------------------

                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND

   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-
3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Fund reserves the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.

                             ----------------------

                              PROSPECTUS PAGE II-8

- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.

   STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong DirectSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5500), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). Your account information is protected by a personal code that you establish.

   STATEMENTS AND REPORTS. At a minimum, the Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semiannual report and an annual report containing audited financial statements.
   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding the Fund's investment policies and services is contained in its SAI, which you may request by calling or writing

                             ----------------------

                              PROSPECTUS PAGE II-9

Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus. Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Fund, the Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of

                            -----------------------

                              PROSPECTUS PAGE II-10
fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because the Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. Such closing may occur in periods of declining share prices. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.

   PAYROLL DIRECT DEPOSIT PLAN. Once you meet the Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize the Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial

                            -----------------------

                              PROSPECTUS PAGE II-11
investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Fund, services such as telephone and wire redemption will not be established.
   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

                            -----------------------

                              PROSPECTUS PAGE II-12

   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent and other administrative services relating to the Fund to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund.

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and financial intermediaries. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                      STATEMENT OF ADDITIONAL INFORMATION



                               STRONG VALUE FUND
                            STRONG OPPORTUNITY FUND
                               STRONG GROWTH FUND
                            STRONG COMMON STOCK FUND
                             STRONG SMALL CAP FUND
                             STRONG DISCOVERY FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Opportunity Fund, Inc. (the "Opportunity Fund"); Strong Common Stock Fund, Inc. (the "Common Stock Fund"); Strong Discovery Fund, Inc. (the "Discovery Fund"); and Strong Growth Fund (the "Growth Fund"), Strong Small Cap Fund ("the Small Cap Fund"), and Strong Value Fund (the "Value Fund"), all of which are series of Strong Equity Funds, Inc. (hereinafter collectively referred to as the "Funds") dated May 1, 1996. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Opportunity, Growth, Common Stock, and Discovery Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference. The unaudited Financial Statements for the Small Cap and Value Funds for the period from December 29, 1995 through June 30, 1996, accompany this Statement of Additional Information.









         This Statement of Additional Information is dated May 1, 1996, as supplemented on December 31, 1996.

                              STRONG GROWTH FUNDS


         TABLE OF CONTENTS                                         PAGE

         INVESTMENT RESTRICTION....................................   3
         INVESTMENT POLICIES AND TECHNIQUES........................   5
          Borrowing................................................   5
          Convertible Securities...................................   5
          Debt Obligations.........................................   6
          Depositary Receipts......................................   6
          Derivative Instruments...................................   7
          Foreign Investment Companies.............................  16
          Foreign Securities.......................................  16
          High-Yield (High-Risk) Securities........................  17
          Illiquid Securities......................................  18
          Lending of Portfolio Securities..........................  19
          Mortgage- and Asset-Backed Securities....................  20
          Mortgage Dollar Rolls and Reverse Repurchase Agreements..  21
          Repurchase Agreements....................................  21
          Short Sales Against the Box..............................  21
          Short-Term Cash Management...............................  22
          Small Companies..........................................  22
          Temporary Defensive Position.............................  22
          Warrants.................................................  22
          When-Issued Securities...................................  22
          Zero-Coupon, Step-Coupon and Pay-in-Kind Securities......  23
         DIRECTORS AND OFFICERS OF THE FUNDS.......................  23
         PRINCIPAL SHAREHOLDERS....................................  26
         INVESTMENT ADVISOR, SUBADVISOR, AND DISTRIBUTOR...........  27
         PORTFOLIO TRANSACTIONS AND BROKERAGE......................  31
         CUSTODIAN.................................................  34
         TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT..............  34
         TAXES.....................................................  35
         DETERMINATION OF NET ASSET VALUE..........................  37
         ADDITIONAL SHAREHOLDER INFORMATION........................  38
         FUND ORGANIZATION.........................................  39
         SHAREHOLDER MEETINGS......................................  40
         PERFORMANCE INFORMATION...................................  40
         GENERAL INFORMATION.......................................  47
         PORTFOLIO MANAGEMENT......................................  49
         INDEPENDENT ACCOUNTANTS...................................  52
         LEGAL COUNSEL.............................................  52
         FINANCIAL STATEMENTS......................................  52
         APPENDIX.................................................. A-1


                     ______________________________________

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated May 1, 1996 and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of each of the Funds is to seek capital growth. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13.  Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors.

     Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING

     A Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, a Fund may not purchase securities when bank borrowings exceed 5% of a Fund's total assets. Presently, the Funds only intend to borrow from banks for temporary or emergency purposes.

     The Funds have established a line-of-credit (LOC) with certain banks by which they may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a Fund within sixty days and is not extended or renewed. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders. The Funds pay a commitment fee to the banks for the LOC.

CONVERTIBLE SECURITIES

     A Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

     Each Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and a Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

     PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

     MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation.

     CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs"). Refer to the Appendix for a discussion of securities ratings.

DEPOSITARY RECEIPTS


     The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR and EDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS


     IN GENERAL. A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."


     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     HEDGING. A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by a Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     MANAGING RISK. A Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in a Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction

     RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Advisor's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

     (2) CREDIT RISK. A Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

     GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, a Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Taxes - Derivative Instruments."

     Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets.


     In addition, certain state regulations presently require that (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets;
(iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its net assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Fund's net assets.


     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging a Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of a Fund's assets, as defined under the 1940 Act, the SEC has stated that a Fund may use coverage or the segregation of a Fund's assets. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) liquid securities with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     In some cases a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).


     OPTIONS. A Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.


     Each Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


     SPREAD TRANSACTIONS. A Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



     FUTURES CONTRACTS. A Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.


     To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract.
Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     FOREIGN CURRENCIES. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

     For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to a Fund. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While a Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that a Fund will in fact be able to enter into such closing transactions.

     The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

     There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. A Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

     The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

     SWAP AGREEMENTS. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with each Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;"

interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

     The Funds will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Funds' Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

FOREIGN INVESTMENT COMPANIES

     The Funds may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. Each Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES

     Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

     The costs attributable to foreign investing that the Funds must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Funds would be subject.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

HIGH-YIELD (HIGH-RISK) SECURITIES

     IN GENERAL. The Funds may invest up to 5% of its net assets in non-investment grade debt obligations. Non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a discussion of securities ratings.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.


     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


     LEGISLATION. Legislation may be adopted, and from time to time designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


ILLIQUID SECURITIES

     The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).
However, as a matter of internal policy, the Advisor intends to limit each Fund's investments in illiquid securities to 10% of its net assets.

     The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Funds' Board of Directors.

     The Board of Directors of each Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security,
(ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to a Fund's foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Funds. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


     Each Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES

     Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Funds are authorized to lend, the Funds do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

MORTGAGE- AND ASSET-BACKED SECURITIES

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.


     The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.


     While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued
for two main reasons.   First, multiple classes may be used as a method of
providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage - and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

     Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of a Fund.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.


     Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing".)


     The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


SHORT SALES AGAINST THE BOX

     Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SHORT-TERM CASH MANAGEMENT

     From time to time the Advisor may determine to use a non-affiliated money market fund to manage some or all of the Fund's short-term cash positions. The Advisor will do this only when the Advisor reasonably believes that this action will result in a return to the Fund that is equal to, or better than, the return that could be achieved by direct investments in money market instruments. In such cases, to ensure no double charging of fees, the Advisor will credit any management or other fees of the non-affiliated money market fund against the Advisor's management fee.

SMALL COMPANIES


     The Funds may invest a substantial portion of their assets in small companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.


TEMPORARY DEFENSIVE POSITION

     When the Advisor determines that market conditions warrant a temporary defensive position, the Opportunity and Value Funds may invest up to 30% of their net assets, the Common Stock Fund may invest up to 20% of its net assets, and the Growth, Discovery, and Small Cap Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

WARRANTS

     Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange.
Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although is some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their net asset values will be adversely affected by purchases of securities on a when-issued basis.


     To the extent required by the SEC, the Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                      DIRECTORS AND OFFICERS OF THE FUNDS


     Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 36 mutual funds, which are managed by the Advisor (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.


*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the
Funds.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Funds as follows:

      DIRECTOR - Opportunity Fund (since December 1985); Growth Fund (since October 1993); Common Stock Fund (since December 1989); Discovery Fund (since December 1987); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

      CHAIRMAN - Opportunity Fund (since December 1985); Growth Fund (since October 1993); Common Stock Fund (since December 1989); Discovery Fund (since December 1987); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

MARVIN E. NEVINS (DOB 7/9/18), Director of the Funds.

     Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Funds as follows:

      DIRECTOR - Opportunity Fund (since December 1985); Growth Fund (since October 1993); Common Stock Fund (since December 1989); Discovery Fund (since December 1987); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

WILLIE D. DAVIS (DOB 7/24/34), Director of the Funds.

     Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Funds as follows:

      DIRECTOR - Opportunity Fund (since July 1994); Growth Fund (since July
      1994); Common Stock Fund (since July 1994); Discovery Fund (since July
      1994) ; Small Cap Fund (since November 1995); and Value Fund (since November 1995).


*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Funds.

     Mr. Dragisic has been President of the Advisor since October 1995 and a director of the Advisor, Holdings, and Distributor since July 1994. Mr. Dragisic previously served as a director of Opportunity, Growth, Common Stock, and Discovery Funds between 1991 and 1994, and as Vice Chairman of the Funds from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Funds as follows:

      DIRECTOR - Opportunity Fund(since April 1995); Growth Fund (since April
      1995); Common Stock Fund (since April 1995); Discovery Fund (since April
      1995); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

      VICE CHAIRMAN - Opportunity Fund (July 1994 through October 1995); Growth Fund (July 1994 through October 1995); Common Stock Fund (July 1994 through October 1995); Discovery Fund (July 1994 through October 1995).

      PRESIDENT - Opportunity Fund (since November 1995); Growth Fund (since November 1995); Common Stock Fund (since November 1995); Discovery Fund (since November 1995); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

STANLEY KRITZIK (DOB 1/9/30), Director of the Funds.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Funds as follows:

      DIRECTOR - Opportunity Fund (since April 1995);  Growth Fund (since April
      1995); Common Stock Fund (since April 1995); Discovery Fund (since April
      1995); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

WILLIAM F. VOGT (DOB 7/19/47), Director of the Funds.

     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served the Funds as follows:

      DIRECTOR - Opportunity Fund (since April 1995); Growth Fund (since April
      1995); Common Stock Fund (since April 1995);  Discovery Fund (since April
      1995); Small Cap Fund (since November 1995); and Value Fund (since November 1995).

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Funds.

     Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Funds as follows:

      VICE PRESIDENT - Opportunity Fund (since May 1993); Common Stock Fund (since May 1993); Growth Fund (since October 1993); Discovery Fund (since April 1993); Small Cap Fund (since November 1995); and Value Fund (since November 1995).




THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Funds.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Funds as follows:

      VICE PRESIDENT - Opportunity Fund (since October 1994); Growth Fund (since October 1994); Common Stock Fund (since October 1994); Discovery Fund (since October 1994)
      ; Small Cap Fund (since November 1995); and Value Fund (since November
      1995).




STEPHEN J. SHENKENBERG (DOB  6/14/58), Vice President of the Funds.

     Mr. Shenkenberg has been an Associate Counsel to the Advisor since December 1992. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Funds as follows:

      VICE PRESIDENT - Opportunity Fund (since April 1996); Growth Fund (since April 1996); Common Stock Fund (since April 1996); Discovery Fund (since April 1996); Small Cap Fund (since April 1996); and Value Fund (since April 1996).

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Funds.

     Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served the Funds as follows:

      VICE PRESIDENT - Opportunity Fund (since January 1996); Growth Fund (since January 1996); Common Stock Fund (since January 1996); Discovery Fund (since January 1996); Small Cap Fund (since January 1996), and Value Fund (since 1996).

     Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

     In addition to the positions listed above, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings") since October 1993; Chairman and a director of the Funds' underwriter, Strong Funds Distributors, Inc., a Wisconsin Corporation and subsidiary of Holdings ("Distributor") since October 1993; Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings ("Heritage") since January 1994; Chairman and a director of Strong Service Corporation, a Wisconsin corporation and subsidiary of Holdings ("SSC") since November 1995; Chairman and a member of the Managing Board of Fussville Real Estate Holdings L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor ("Real Estate Holdings") since February 1994; Chairman and a member of the Managing Board of Fussville Development L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings ("Fussville Development") since February 1994; and Chairman and a member of the Managing Board of Sherwood Development L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor ("Sherwood") since December 1995 and April 1995, respectively. In addition to the positions listed above, Mr. Dragisic has been a director of Distributors since July 1994; President and a director of Holdings since December 1995 and July 1994, respectively; President and a director of SSC since November 1995; Vice Chairman and a director of Heritage since August 1994; Vice Chairman and a member of the Managing Board of Fussville Development since December 1995 and August 1994, respectively; Vice Chairman and a member of the Managing Board of Real Estate Holdings since December 1995 and August 1994, respectively; and Vice Chairman and a member of the Managing Board of Sherwood since December
1995 and April 1995, respectively.   In addition to the positions listed above,
Mr. Lemke has been President of Distributors since December 1995; Vice President of Holdings since December 1995; Vice President of SSC since November 1995; Vice President of Heritage since December 1995; Vice President of Fussville Development since December 1995; Vice President of Real Estate Holdings since December 1995; and Vice President of Sherwood since December 1995. In addition to the positions listed above, Mr. Shenkenberg has been Vice President and Secretary of Distributors since December 1995; Secretary of SSC since November 1995; and Secretary of Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood since December 1995.



     As of October 7, 1996, the officers and directors of the Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.


                             PRINCIPAL SHAREHOLDERS


     As of September 30, 1996 the following persons owned of record or are known by the Funds to own of record or beneficially, more than 5% of the listed Fund's outstanding shares:


    NAME AND ADDRESS                        FUND/SHARES    PERCENT OF CLASS
    ----------------                        ------------   ----------------
    OPPORTUNITY FUND
    ----------------

       Charles Schwab & Co., Inc.          11,373,065.105            24.45%
       For Exclusive Benefit of Customers
       101 Montgomery Street
       San Francisco, CA 94104

    GROWTH FUND
    -----------

       Charles Schwab & Co., Inc.          14,847,160.594            22.45%

       National Financial Service Corp.     3,404,120.811             5.15%
       FBO Customers
       P.O. Box 3908
       Church Street Station
       New York, NY  10008-3908

    COMMON FUND
    -----------

       Charles Schwab & Co., Inc.           5,496,126.327             9.94%

    DISCOVERY FUND
    ---------------

       Charles Schwab & Co., Inc.           4,659,246.521            14.46%

       Lincoln National Life Insurance      1,680,983.093             5.22%
       P.O. Box 1110
       Fort Wayne, IN  46801

    VALUE FUND
    ----------

       Charles Schwab & Co., Inc.             858,923.479            20.30%

    SMALL CAP FUND
    --------------

       Charles Schwab & Co., Inc.           1,625,954.382            17.35%


                INVESTMENT ADVISOR, SUBADVISOR, AND DISTRIBUTOR


     The Advisor to the Funds is Strong Capital Management, Inc.  Mr. Richard
S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Associate Counsel of the Advisor, and Mr. Weitzer is Associate Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."


     The Advisory Agreements for the Opportunity, Growth, Common Stock, and Discovery Funds, dated May 1, 1995, were last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. The Small Cap and Value Funds' Advisory Agreements dated December 28, 1995 was last approved by each Fund's sole shareholder on December 28, 1995, and will remain in effect as to each Fund for a period of two years. The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

     Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. In addition, the Advisory Agreement between the Advisor and the Value Fund authorizes the Advisor to delegate its duties under that agreement to another Advisor. As discussed below, the Advisor has retained Sloate, Weisman, Murray & Company, Inc. as Subadvisor with respect to the Value Fund's investments. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

     As compensation for its services, each Fund pays to the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value of the Fund. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Growth Fund was approximately $31,418, was advanced by the Advisor, and will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception.

     The following table sets forth certain information concerning management fees for each Fund that has completed a fiscal year:


                         Management Fee
                            Incurred        Management Fee       Management Fee
                            by Fund            Waiver             Paid by Fund
                         --------------        -------           --------------
 Opportunity Fund
                1993        $ 3,265,375         $    0           $ 3,265,375
                1994          6,335,605              0             6,335,605
                1995         10,843,733              0            10,843,733
 Growth Fund(1)
                1994        $   484,396         $    0           $   484,396
                1995          3,861,111              0             3,861,111

 Common Stock Fund
                1993        $ 5,801,331         $    0           $ 5,801,331
                1994          7,989,263              0             7,979,263
                1995          9,152,976              0             9,152,976

 Discovery Fund
                1993        $ 2,236,540         $    0           $ 2,236,540
                1994          3,647,967              0             3,647,967
                1995          4,713,024              0             4,713,024


(1)  Commenced operations on December 31, 1993.

     Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage expense limitation provided by the laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, then 2%. The most restrictive percentage limitation currently applicable to a Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of application limitations.


     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI)(the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

     As indicated above, the Subadvisor to the Value Fund is Sloate, Weisman, Murray & Company, Inc. (the "Subadvisor") The Value Fund's subadvisory agreement, dated December 28, 1995 (the "Subadvisory Agreement"), was last approved by the Fund's sole shareholder on December 28, 1995. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.

     The Subadvisory Agreement requires the Advisor, not the Value Fund, to pay the Subadvisor a monthly fee based on the following annual rates. For the first eighteen (18) months, the Advisor will pay the Subadvisor 60% of management fees collected by the Advisor from the Fund on the first $150 million of net assets in the Fund, 50% of management fees collected by the Advisor from the Fund on net assets from $150 to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund. After the first eighteen (18) months, the Advisor will pay the Subadvisor 60% of management fees collected by the Advisor from the Fund on the lower of $150 million or the level of net assets in the Fund at the end of eighteen months (this amount being "base" net assets), 50% of management fees collected by the Advisor from the Fund on net assets from base net assets to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.

     The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Value Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days' notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days' notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

     The Advisor has two relationships with the Subadvisor that are not related to the subadvisory arrangement for the Fund. First, for more than 10 years, the Advisor has obtained third party investment research from the Subadvisor through soft dollar brokerage arrangements with various broker-dealers. The Advisor expects to continue this relationship in the future. Second, since early 1995, Matthew D. Strong, the son of Richard S. Strong, CEO and controlling shareholder of the Advisor, has been employed by the Subadvisor as a research analyst. Matthew D. Strong has a beneficial interest in certain trusts which hold shares of the Advisor.

     Except for expenses assumed by the Advisor, and the Subadvisor if applicable, as set forth above, or by the Distributor, as described below with respect to the distribution of a Fund's shares, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing Prospectuses and quarterly financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, and printing of stock certificates; and fees for directors who are not "interested persons" of the Advisor.

     The Advisor and Subadvisor have each adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor or Subadvisor and the investment companies managed by the Advisor or Subadvisor, including the Funds, as well as certain employees of the Advisor or Subadvisor who have access to information relating to the purchase or sale of securities by the Advisor or Subadvisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor or Subadvisor's clients ahead of their own.

     The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor or Subadvisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor or Subadvisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor or Subadvisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor or Subadvisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.


     From time to time the Advisor votes the shares owned by the Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.


     Under a Distribution Agreement dated December 1, 1993 with the Opportunity, Common Stock, and Discovery Funds, a Distribution Agreement dated December 20, 1993 with the Growth Fund, and a Distribution Agreement dated December 28, 1995 for the Small Cap and Value Funds (collectively, the "Distribution Agreements"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of each Fund's shares. Each Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of Fund shares. Each Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of a Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. Prior to December 1, 1993, the

Advisor acted as underwriter for the Opportunity, Common Stock, and Discovery Funds. On December 1, 1993, the Distributor succeeded to the broker-dealer registration of the Advisor and, in connection therewith, Distribution Agreements for the Opportunity, Common Stock, and Discovery Funds were executed on substantially identical terms as the former distribution agreement with the Advisor as distributor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

     From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor and the Subadvisor, with respect to the Value Fund only, are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, and the Subadvisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, and the Subadvisor, or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor, and the Subadvisor, consider a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

     The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreements, and Subadvisory Agreement, if applicable, the Advisor, and the Subadvisor, may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor, and the Subadvisor, believe it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of
Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

     From time to time, the Advisor may purchase new issues of securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

     The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

     The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Advisor, and Subadvisor, place portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor, and Subadvisor, in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

     The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

     Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

     When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

     As of December 31, 1995, the Discovery Fund had acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents in the following amounts:


Regular Broker or Dealer or Parent Issuer  Value of Securities Owned as of December 31, 1995
-----------------------------------------  -------------------------------------------------
Chase Manhattan                            28,870,000

     The following table sets forth certain information concerning brokerage commissions paid by each Fund that has completed a fiscal year.

Opportunity Fund   Brokerage Commissions
----------------   ---------------------
    1993               $1,347,000
    1994                2,114,000
    1995                3,873,000
Growth Fund
    1994               $  549,000
    1995                2,125,360
Common Stock Fund
    1993               $2,120,000
    1994                2,905,000
    1995                3,060,000
Discovery Fund
    1993               $3,901,000
    1994                5,548,000
    1995                6,380,000

                                   CUSTODIAN

     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as custodian of the assets of the Opportunity, Growth, Common Stock, and Discovery Funds. As a result, Firstar Trust Company has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. The custodian is in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $21.75 for the Funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from each Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.

     The following table sets forth certain information concerning amounts paid by each Fund that has completed a fiscal year for transfer agency and dividend disbursing and printing and mailing services:


                             Transfer Agency and Dividend Disbursement
                                       Services Charges Incurred
                   -----------------------------------------------------------------
                     Per                     Printing and     Amounts     Net Amount
                   Account   Out-of-Pocket     Mailing       Waived By     Paid By
  Fund             Charges     Expenses        Services       Advisor        Fund
----------------  ---------  -------------  --------------  ------------  ----------
Opportunity Fund
       1993       $ 818,157       $177,231  $       20,947  $          0  $1,016,335
       1994       1,512,509        305,446          34,044             0   1,851,999
       1995       2,291,454        216,920          40,488             0   2,548,862


                                       34

Growth Fund
       1994        $  142,921      $  34,501  $     3,818  $    0  $  181,240
       1995         1,029,731         99,888       17,794       0   1,147,413
Common Stock Fund
       1993        $1,304,233      $ 392,470     $ 43,107  $    0  $1,739,810
       1994         1,449,445        398,828       41,781       0   1,890,054
       1995         1,424,965        186,368       33,018       0   1,644,351
Discovery Fund
       1993        $  591,796       $139,185      $16,937  $    0  $  747,918
       1994         1,021,993        215,173       24,127       0   1,261,293
       1995         1,172,370        126,755       23,139       0   1,322,264

______________________________________________________________________



     From time to time, the Funds, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.



                                     TAXES

GENERAL

     As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of the Funds' management practices or policies.

     In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

     Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

     The Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

DERIVATIVE INSTRUMENTS

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months.

Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

     Certain Funds may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the
aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

     Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of each Fund. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the respective Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

     Shares of the Fund and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

     The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

     The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Funds' Prospectus.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                               FUND ORGANIZATION

     The Opportunity, Common Stock, and Discovery Funds are Wisconsin corporations (each a "Corporation") that are authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The Growth, Small Cap, and Value Funds are series of common stock of Strong Equity Funds, Inc., a Wisconsin corporation (a "Corporation") that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Corporations provides that if additional classes of shares are issued by a Corporation, such new classes of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of each Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ.
Finally, all holders of shares of a Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If a Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

     Each Corporation was organized on the following dates and currently has the following authorized shares of capital stock:


                                Incorporation  Date Series  Authorized     Par
         Corporation                Date         Created      Shares    Value ($)
------------------------------  -------------  -----------  ----------  ---------
Strong Opportunity Fund, Inc.     07/05/83                  Indefinite        .01
Strong Equity Funds, Inc. (1)     12/28/90                  Indefinite     .00001
- Strong Growth Fund                            12/28/90    Indefinite     .00001
- Strong Value Fund                              11/1/95    Indefinite     .00001
- Strong Small Cap Fund                          11/1/95    Indefinite     .00001
Strong Common Stock Fund, Inc.    11/11/88                  Indefinite       .001
Strong Discovery Fund, Inc.       09/24/87                  Indefinite       .001


(1) Prior to November 1, 1995, the Fund's name was Strong Growth Fund, Inc.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporations, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     Each Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

     As described under "About the Funds - Performance Information" in the Prospectus, each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion
of its management fee and/or absorb certain expenses for a Fund.   Without
these waivers and absorption of expenses, the performance results for the Funds noted herein would have been lower. All performance and returns noted herein are historical and do not represent the future performance of a Fund.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return of a Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                        n
                               P (1 + T) = ERV


                P =  a hypothetical initial payment of $10,000.
                T =  average annual total return.
                n =  number of years.
               ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN

     Calculation of a Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns my be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     Each of the Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. Each Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.


     The table below shows performance information for various periods ended June 30, 1996. No adjustment has been made for taxes, if any, payable on dividends. Securities prices fluctuated during these periods.




OPPORTUNITY FUND
----------------
                                                 Total   Average Annual
                                                 Return  Total Return
                                                 ------  --------------
                              Initial  Ending Value
                              $10,000    June 30,  Percentage  Percentage
                             Investment    1996     Increase   Increase
                             ----------   -------   --------   --------
            Life of Fund(1)     $10,000  $57,958     479.58%     18.22%
            Ten Years            10,000   32,288     222.88      12.44
            Five Years           10,000   23,364     133.64      18.50
            One Year             10,000   11,970      19.70      19.70


     _______________________
     (1) Commenced operations on December 31, 1985.




GROWTH FUND
-----------
                                                  Total     Average Annual
                                                   Return    Total Return
                                                   ------    --------------
                            Initial  Ending Value
                            $10,000    June 30,    Percentage Percentage
                           Investment    1996       Increase  Increase
                           ----------   -------     --------  --------

            Life of Fund(1)     $10,000  $19,433    94.33%    30.44%
            One Year             10,000   13,891     38.91     38.91


     ____________________
     (1) Commenced operations on December 31, 1993.




COMMON STOCK FUND
-----------------
                                                      Total     Average Annual
                                                      Return    Total Return
                                                      ------    --------------
                              Initial   Ending Value
                               $10,000   June 30,    Percentage Percentage
                              Investment   1996      Increase   Increase
                              ---------- --------    --------   --------
            Life of Fund(1)     $10,000  $34,142      241.42%     20.79%
            Five Year            10,000   26,494      164.94      21.51
            One Year             10,000   12,206       22.06      22.06


     ________________________
     (1) Commenced operations on December 29, 1989.


DISCOVERY FUND
--------------
                                                      Total     Average Annual
                                                      Return    Total Return
                                                      ------    --------------
                               Initial  Ending Value
                               $10,000    June 30,    Percentage   Percentage
                              Investment   1996        Increase     Increase
                              ----------  -------      --------     --------
            Life of Fund(1)     $10,000  $39,082        290.82%      17.39%
            Five Years           10,000   21,054        110.54       16.06
            One Year             10,000   11,336         13.36       13.36


     ________________________
     (1) Commenced operations on December 31, 1987.



VALUE FUND
----------
                                          Total     Average Annual
                                          Return    Total Return
                                          ------    --------------
                 Initial   Ending Value
                 $10,000    June 30,      Percentage   Percentage
                Investment   1996          Increase     Increase
                ----------   -------       ----------    ---------
Life of Fund(1)  $10,000     $11,073       10.73%        N/A



     ________________________
     (1) Commenced operations on December 31, 1995.




SMALL CAP FUND
--------------
                                          Total     Average Annual
                                          Return    Total Return
                                          ------    --------------
                Initial   Ending Value
                $10,000     June 30,      Percentage  Percentage
               Investment    1996         Increase    Increase
               ----------   -------       ---------   --------

Life of Fund(1)  $10,000   $12,469         24.69%       N/A



     ________________________
     (1) Commenced operations on December 31, 1995.




     The Opportunity, Growth, Common Stock, Discovery, Small Cap and Value Funds' total returns for the three months ending June 30, 1996, were 2.33%, 10.28%, .86%, 1.09%, 6.31% and 1.87%, respectively.


COMPARISONS

(1) U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)  CERTIFICATES OF DEPOSIT
     Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)  MONEY MARKET FUNDS
     Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

(5)  MORNINGSTAR, INC.
     A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)  INDEPENDENT SOURCES
     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)  INDICES
     A Fund may compare its performance to a wide variety of indices including the following:

     (a)  Consumer Price Index
     (b)  Dow Jones Average of 30 Industrials
     (c)  NASDAQ Over-the-Counter Composite Index
     (d)  Standard & Poor's 500 Stock Index
     (e)  Standard & Poor's 400 Mid-Cap Stock Index
     (f)  Standard & Poor's 600 Small-Cap Index
     (g)  Standard & Poor's Barra Value Index
     (h)  Wilshire 4500 Index
     (i)  Wilshire 5000 Index
     (j)  Wilshire Small Cap Index
     (k)  Wilshire Small Cap Growth Index
     (l)  Wilshire Small Cap Value Index
     (m)  Wilshire Midcap 750 Index
     (n)  Wilshire Midcap Growth Index
     (o)  Wilshire Midcap Value Index
     (p)  Wilshire Large Cap Growth Index
     (q)  Russell 1000 Index
     (r)  Russell 1000 Growth Index

      (s)  Russell 1000 Value Index
      (t)  Russell 2000 Index
      (u)  Russell 2000 Small Stock Index
      (v)  Russell 2000 Growth Index
      (w)  Russell 2000 Value Index
      (x)  Russell 2500 Index
      (y)  Russell 3000 Stock Index
      (z)  Russell MidCap Index
     (aa)  Russell Midcap Growth Index
     (bb)  Russell MidCap Value Index
     (cc)  Value Line Index
     (dd)  Morgan Stanley Capital International EAFE(R) Index (Net
           Dividend, Gross Dividend, and Price-Only). In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis
     (ee)  Morgan Stanley Capital International World Index

     There are differences and similarities between the investments that a Fund may purchase for its portfolio and the investments measured by these indices.

(8)  HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(9)  STRONG FAMILY OF FUNDS
     The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. Members of the Strong Family and their investment objectives are listed below.

FUND NAME                        INVESTMENT OBJECTIVE
Strong Money Market Fund         Current income, a stable share price, and daily liquidity.
Strong Heritage Money Fund       Current income, a stable share price, and daily liquidity.
Strong Municipal Money Market    Federally tax-exempt current income, a stable share-price, and daily
Fund                             liquidity.
                                 Federally tax-exempt current income with a very low degree of
Strong Municipal Advantage Fund  share-price fluctuation.
Strong Advantage Fund            Current income with a very low degree of share-price fluctuation.
Strong Short-Term Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income with a low degree of share-price fluctuation.
                                 Total return by investing for a high level of current income with a low
Strong Short-Term Bond Fund      degree of share-price fluctuation.
Strong Short-Term Global Bond    Total return by investing for a high level of income with a low degree
Fund                             of share-price fluctuation.
Strong Government Securities     Total return by investing for a high level of current income with a
Fund                             moderate degree of share-price fluctuation.


Strong Municipal Bond Fund       Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Corporate Bond Fund       Total return by investing for a high level of current income with a
Strong High-Yield Municipal      moderate degree of share-price fluctuation.
Bond Fund                        Total return by investing for a high level of federally tax-exempt current income.
Strong High-Yield Bond Fund      Total return by investing for a high level of current income and
Strong International Bond Fund   capital growth.
Strong Asset Allocation Fund     High total return by investing for both income and capital appreciation.
Strong Equity Income Fund        High total return consistent with reasonable risk over the long term.
Strong American Utilities Fund   Total return by investing for both income and capital growth.
Strong Total Return Fund         Total return by investing for both income and capital growth.
Strong Growth and Income Fund    High total return by investing for capital growth and income.
                                 High total return by investing for capital growth and income.
Strong Schafer Value Fund        Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
Strong Value Fund                Capital growth.
Strong Opportunity Fund          Capital growth.
Strong Growth Fund               Capital growth.
Strong Common Stock Fund*        Capital growth.
Strong Mid Cap Fund              Capital growth.
Strong Small Cap Fund            Capital growth.
Strong Discovery Fund            Capital growth.
Strong International Stock Fund  Capital growth.
Strong Asia Pacific Fund         Capital growth.

*The Fund is currently closed to new investors.

     The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

     Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Growth Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus.

(10) TYING TIME FRAMES TO YOUR GOALS

     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


    UNDER 1 YEAR             1 TO 2 YEARS                 4 TO 7 YEARS           5 OR MORE YEARS
--------------------  ---------------------------  --------------------------  --------------------
Money Market Fund      Advantage Fund               Government Securities Fund   Total Return Fund
Heritage Money Fund    Municipal Advantage Fund     Municipal Bond Fund          Opportunity Fund
Municipal Money                                     Corporate Bond Fund          Growth Fund
Market Fund                  2 TO 4 YEARS           International Bond Fund      Common Stock Fund*
                      ---------------------------   High-Yield Municipal Bond    Discovery Fund
                      Short-Term Bond Fund          Fund                         International Stock
                      Short-Term Municipal Bond     Asset Allocation Fund        Fund
                      Fund                          American Utilities Fund      Asia Pacific Fund
                      Short-Term Global Bond Fund   High-Yield Bond Fund         Value Fund
                                                    Equity Income Fund           Small Cap Fund
                                                                                 Growth and Income
                                                                                 Fund
                                                                                 Mid Cap Fund
                                                                                 Schafer Value Fund


*This fund is currently closed to new investors.


ADDITIONAL FUND INFORMATION

(1) PORTFOLIO CHARACTERISTICS

     In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

     (2) MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:



                                                  2
Standard deviation = the square root of  E(x - x )
                                            i   m
                                         ---------
                                            n-1

where          E  = "the sum of",
               x  = each individual return during the time period,
                i
               x  = the average return over the time period, and
                m
               n  = the number of individual returns during the time period.



     Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.   Women-owned businesses.

4.   Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

     The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

     The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

     Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

     The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

     The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

     The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

OPPORTUNITY AND COMMON STOCK FUNDS

     The Advisor uses a research-intensive, "bottom up" securities selection discipline to identify well-run, profitable companies whose prospects for growth and other financial characteristics, when compared to the price of their securities, indicate fundamental value and the potential for significant capital appreciation. The Advisor's goal is to find well-managed companies that have sustainable growth prospects but that are selling at prices below their private market values. While not limited to smaller-capitalization stocks, this investment approach often leads to smaller, newer companies that have not yet captured the attention of investment professionals.

     It should be noted, however, that investments in securities of under researched companies with smaller market capitalizations, while generally offering a greater opportunity for appreciation, also involve a greater risk of depreciation than securities of companies with larger market capitalization.
In addition, since companies with smaller market capitalizations are not as broadly traded as those of companies with larger market capitalizations. these securities are often subject to wider and more abrupt fluctuations in market price.

     The Advisor's investment philosophy is that (i) underfollowed stocks with low institutional ownership and low analyst coverage tend to be undervalued;
(ii) unpopular or "quiet" sectors of the market tend to be undervalued; (iii) stock prices are more volatile than underlying intrinsic business values; and
(iv) smaller capitalization stocks historically have had higher growth rates and have outperformed larger cap stocks, but may also entail significantly greater price variability than those of larger companies.

     The Advisor's investment process includes (i) independent, fundamental analysis; (ii) screening for stocks covered by fewer than 10 analysts; (iii) identifying unpopular or "quiet" sectors of the market; (iv) identifying companies with consistent earnings per share growth greater than 10% and price/earnings ratios below the S&P 500; (v) visiting companies and meeting management; (vi) establishing intrinsic business value and buy/sell targets, and (vii) diversifying the portfolio.

     The Advisor considers selling a stock when it reaches 80 to 100% of private market value, it becomes widely followed, or there is a change in company fundamentals.

GROWTH FUND

     Conventional wisdom often divides fund managers into two schools -- growth and value. Growth-style managers look for companies that exhibit faster-than-average gains in earnings and profits. Value-style managers generally concentrate more on the price side of the equation, looking for companies that are undervalued and selling at a discount to what they believe is their intrinsic value.

     The style of the portfolio manager for the Fund, Mr. Ronald C. Ognar, leans more toward growth, although he keeps an eye on valuations. The Fund's core investments tend to be growth stocks at reasonable prices. These core holdings are supplemented by stocks that have strong growth prospects. The Advisor looks for growth of both sales and earnings. The Advisor believes that, in general, good growth companies exhibit accelerating sales and earnings, high return on equity, and, typically, low debt. They offer products or services that should show strong future growth, and their market share is expanding. Other characteristics that the Advisor looks for in companies include low cost production, innovative products, and strong fundamentals versus an index. In short, they offer some unique, sustainable competitive advantage. These advantages can be found in companies of all market capitalizations. However, the Advisor believes that the key is the management. Mr. Ognar meets face-to-face with the management of many companies, which helps him get to know and trust a company and the people in charge of it.

     Currently, the Advisor is focusing on some companies that are undergoing positive change. Oftentimes, a new product, a new technology, or a change in management can positively affect a company's earnings growth prospects. Themes also play a part in the investment strategy. Some examples would be the aging population, telecommunications, and the rapid development of foreign economies where U.S. companies have strong revenue growth.

     The Advisor believes that investors need to have both large and small companies because core holdings with growing dividends are usually found in larger companies, but faster growth should continue in medium and small companies. Therefore, the Advisor utilizes a broad range of equity market capitalizations.

     The Advisor seeks to manage risk by adhering to price disciplines, diversifying holdings across sectors, and, when appropriate, building cash reserves.

VALUE FUND

     The Subadvisor uses a research intensive, "bottom up" securities selection discipline to identify companies whose share price does not fully reflect the value of the company's assets, earnings power, or cash generating ability. While the approach focuses on medium-to-large capitalization companies, investments may be made in companies with small market capitalizations as well.

     The Subadivsor's investment approach is to search for a catalyst event - whether company specific or affecting an industry or sector - that will bring out the value in companies currently not recognized by the market. These events include:


     - corporate restructuring or reorganization - including acquisition or divestiture of assets
     -    significant management change
     -    cyclical turnaround of a depressed business or industry
     - secular trend (e.g. demographic, regulatory, environmental change, etc.)

     The Subadvisor's fundamental research process focuses on identifying value, as measured by qualitative factors, such as management and business position, and quantitative valuation measures. Key quantitative indicators include cash flow and earnings multiples at the low end of historical levels or a discount to asset value, growth rate or industry peer group levels.

     The Subadvisor considers selling a stock when it reaches price objectives or if there is a change in fundamentals or management that will negatively affect the company. A drop of 15% in price from cost under normal market conditions will prompt an immediate sale review, resulting in the sale of the security or purchase of additional shares.

SMALL CAP FUND

     The Advisor believes that small companies offer excellent opportunities for capital growth. Although they may have higher risks, smaller-capitalization stocks have historically outperformed larger-capitalization stocks. The investment process includes:

     -  Macro analysis to identify attractive sectors or industries;
     - Bottom-up investment analysis on the companies in the identified sectors or industries to select individual stocks;
     -  Individual stock selection based on a variety of factors, including:
        - Revenue and earning growth prospects
        - Management track record commitment
        - Valuation relative to the market and the company's peer group; and
     - Regular review of investments for changes in valuation levels and earnings/growth prospects.


     The goal of the Advisor is to find well-managed, growing companies that trade at attractive valuations in the marketplace.

DISCOVERY FUND

     While the Fund has the ability to take advantage of favorable trends in stock prices, it also retains the flexibility to invest up to 100% of its assets in conservative, short-term, money market securities. The need for this flexibility is based on a fundamental belief by the Advisor that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its understanding and willingness to change with these investment cycles, the Advisor seeks to achieve the Fund's objectives throughout the seasons of investment. The Fund is managed to capitalize on change, which can include technological, regulatory, political, social, economic, market, management and demographic change.

     The Advisor's investment philosophy is that (i) maximum capital growth should be aggressively pursued in a favorable market environment; (ii) capital preservation is critical under unfavorable market conditions; and (iii) broad use of asset classes and investment vehicles provides flexibility in achieving capital growth and risk control. The Advisor also believes that (i) the purpose of investment capital is to finance corporate growth, (ii) companies that are growing rapidly often provide excellent opportunities for capital appreciation, (iii) assessing the management behind a company is as important as "crunching the numbers", and (iv) American and foreign economies are increasingly intertwined, creating growth opportunities for both American and foreign companies.

     The Advisor's investment process includes (i) independent, fundamental analysis; (ii) top-down economic and secular research to determine the current position of the economic cycle, identify unique secular trends and themes, and allocate asset classes; (iii) bottom-up security analysis and selection process with particular emphasis on the following: free cash flow, revenue and earnings growth, balance sheet strength, share repurchase programs, competitive position, discounted cash flow value, private market value, relative price earnings ratio, and assessment of management, including on-site visits; (iv) reducing equity exposure in bear markets; and (v) aggressively pursuing unique investment opportunities.

     The Advisor considers selling a stock when there is a change in market conditions, a change in company fundamentals, or when the stock is excessively overvalued. The Advisor attempts to reduce risk by diversifying broadly across industries and by generally limiting position sizes to 5% or less.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Funds.

                              FINANCIAL STATEMENTS

     The Annual Report for the Opportunity, Growth, Common Stock, and Discovery Funds that is attached hereto contains the following audited financial information for the Funds:

            (a) Schedules of Investments in Securities.
            (b) Statements of Operations.
            (c) Statements of Assets and Liabilities.
            (d) Statements of Changes in Net Assets.
            (e) Notes to Financial Statements.
            (f) Financial Highlights.
            (g) Report of Independent Accountants.

     The unaudited financial statements for the Small Cap and Value Funds for the period December 29, 1995 through June 30, 1996 that are attached hereto contain the following financial information for the Funds:

            (a) Schedules of Investments in Securities.
            (b) Statements of Operations.
            (c) Statements of Assets and Liabilities.
            (d) Statements of Changes in Net Assets.
            (e) Notes to Financial Statements.
            (f) Financial Highlights.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

            2.   Nature of and provisions of the obligation.

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS


     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

       A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.


       BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

       B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

       C Bonds are in imminent default in payment of interest or principal.

   DDD, DD,
   and  D   Bonds are in default on interest and/or principal payments.
            Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more
frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING SCALE  DEFINITION
AAA           Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+           High credit quality.  Protection factors are strong.  Risk is modest, but may
AA            vary slightly from time to time because of economic conditions.
AA-


A+            Protection factors are average but adequate.  However, risk factors are more
A             variable and greater in periods of economic stress.
A-


BBB+          Below-average protection factors but still considered sufficient for prudent
BBB           investment.  Considerable variability in risk during economic cycles.
BBB-


BB+           Below investment grade but deemed likely to meet obligations when due.
BB            Present or prospective financial protection factors fluctuate according to
BB-           industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.


B+            Below investment grade and possessing risk that obligations will not be met
B             when due.  Financial protection factors will fluctuate widely according to
B-            economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC           Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
              Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD            Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

      - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

     MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


d                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


Rating Scale:  Definition
-------------  ----------

               High Grade


D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Good Grade

      D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Satisfactory Grade

      D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

           Non-Investment Grade

      D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           Default

      D-5  Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

     The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

A1   Obligations supported by the highest capacity for timely repayment.

A2   Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

                      STATEMENT OF ADDITIONAL INFORMATION



                              STRONG MID CAP FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Mid Cap Fund (the "Fund"), which is a series of Strong Equity Funds, Inc., dated December 31, 1996. Requests for copies of the Prospectus should be made by calling one of the numbers listed above.

      This Statement of Additional Information is dated December 31, 1996.

                              STRONG MID CAP FUND


        TABLE OF CONTENTS                                          PAGE

        INVESTMENT RESTRICTIONS.......................................3
        INVESTMENT POLICIES AND TECHNIQUES............................5
          Borrowing...................................................5
          Convertible Securities......................................5
          Debt Obligations............................................6
          Depositary Receipts.........................................6
          Derivative Instruments......................................7
          Foreign Investment Companies...............................17
          Foreign Securities.........................................17
          High-Yield (High-Risk) Securities..........................17
          Illiquid Securities........................................19
          Lending of Portfolio Securities............................20
          Mortgage- and Asset-Backed Securities......................20
          Mortgage Dollar Rolls and Reverse Repurchase Agreements....21
          Repurchase Agreements......................................22
          Short Sales Against the Box................................22
          Short-Term Cash Management.................................22
          Small and Medium Companies.................................22
          Temporary Defensive Position...............................23
          Warrants...................................................23
          When-Issued Securities.....................................23
          Zero-Coupon, Step-Coupon and Pay-in-Kind Securities........23
        DIRECTORS AND OFFICERS OF THE FUND...........................24
        PRINCIPAL SHAREHOLDERS.......................................26
        INVESTMENT ADVISOR AND DISTRIBUTOR...........................26
        PORTFOLIO TRANSACTIONS AND BROKERAGE.........................28
        CUSTODIAN....................................................31
        TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.................31
        TAXES........................................................31
        DETERMINATION OF NET ASSET VALUE.............................34
        ADDITIONAL SHAREHOLDER INFORMATION...........................34
        FUND ORGANIZATION............................................35
        SHAREHOLDER MEETINGS.........................................35
        PERFORMANCE INFORMATION......................................36
        GENERAL INFORMATION..........................................41
        PORTFOLIO MANAGEMENT.........................................43
        APPENDIX....................................................A-1


                     ______________________________________

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 31, 1996 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Fund is to seek capital growth. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

The Fund :

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Fund without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and
     (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13.  Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Fund's Board of Directors.

     Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Implementation of Policies and Risks."

BORROWING

     The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

     The Fund has established a line-of-credit (LOC) with certain banks by which the Fund may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within sixty days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

     The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

     PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

     MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation.

     CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs"). Refer to the Appendix for a discussion of securities ratings.

DEPOSITARY RECEIPTS

     The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and

EDRs shall be treated as indirect foreign investments. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR and EDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS

     IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by the Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     MANAGING RISK. The Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Advisor's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

     (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

     GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of the Fund's derivative instruments, see "Taxes - Derivative Instruments."

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

     In addition, certain state regulations presently require that (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its net assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's net assets.

     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) liquid securities with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

     OPTIONS. The Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

     The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including interest rate, index, and currency futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to the a Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

     For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

     The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

     There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

     The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

     SWAP AGREEMENTS. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

     The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Fund's Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

FOREIGN INVESTMENT COMPANIES

     The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES

     Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

HIGH-YIELD (HIGH-RISK) SECURITIES

     IN GENERAL. The Fund may invest up to 5% of its net assets in non-investment grade debt obligations. Non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a discussion of securities ratings.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio.
Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     LEGISLATION. Legislation may be adopted, and from time to time designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES


     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

     The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Fund's Board of Directors.

     The Board of Directors of the Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security,
(ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to the Fund's foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES

     The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

MORTGAGE- AND ASSET-BACKED SECURITIES

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

     While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued
for two main reasons.   First, multiple classes may be used as a method of
providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage - and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

     Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "Borrowing".)

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SHORT SALES AGAINST THE BOX

     The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SHORT-TERM CASH MANAGEMENT

     From time to time the Advisor may determine to use a non-affiliated money market fund to manage some or all of the Fund's short-term cash positions. The Advisor will do this only when the Advisor reasonably believes that this action will result in a return to the Fund that is equal to, or better than, the return that could be achieved by direct investments in money market instruments. In such cases, to ensure no double charging of fees, the Advisor will credit any management or other fees of the non-affiliated money market fund against the Advisor's management fee.

SMALL AND MEDIUM COMPANIES

     The Fund may invest a substantial portion of its assets in small and medium companies. While small and medium companies generally have the potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

TEMPORARY DEFENSIVE POSITION.

     When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

WARRANTS

     The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES

     The Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase, although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset values will be adversely affected by purchases of securities on a when-issued basis.

     To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue

Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                       DIRECTORS AND OFFICERS OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 36 mutual funds, which are managed by the Advisor (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the
Fund.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Fund as a director and chairman since October, 1996.

MARVIN E. NEVINS (DOB 7/9/18), Director of the Fund.

     Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the Fund since October, 1996.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Fund.

     Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the Fund since October, 1996.


*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Fund.

     Mr. Dragisic has been President of the Advisor since October 1995 and a director of the Advisor, Holdings, and Distributor since July 1994. Mr. Dragisic previously served as a director of Opportunity, Growth, Common Stock, and Discovery Funds between 1991 and 1994, and as Vice Chairman of the Funds from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin-Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served as a director and president of the Fund since October, 1996.

STANLEY KRITZIK (DOB 1/9/30), Director of the Fund.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served as a director of the Fund since October, 1996.

WILLIAM F. VOGT (DOB 7/19/47), Director of the Fund.

     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served as a director of the Fund since October, 1996.

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Fund.

     Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served as a vice president of the Fund since October, 1996.




THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Fund.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served as a vice president of the Fund since October, 1996.




STEPHEN J. SHENKENBERG (DOB  6/14/58), Vice President of the Fund.

     Mr. Shenkenberg has been an Associate Counsel to the Advisor since December 1992. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served as a vice president of the Fund since October, 1996.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Fund.

     Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served as a vice president of the Fund since October, 1996.

     Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.
     In addition to the positions listed above, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings") since October 1993; Chairman and a director of the Funds' underwriter, Strong Funds Distributors, Inc., a Wisconsin Corporation and subsidiary of Holdings ("Distributor") since October 1993; Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings ("Heritage") since January 1994; Chairman and a director of Strong Service Corporation, a Wisconsin corporation and subsidiary of Holdings ("SSC") since November 1995; Chairman and a member of the Managing Board of Fussville Real Estate Holdings L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor ("Real Estate Holdings") since February 1994; Chairman and a member of the Managing Board of Fussville Development L.L.C., a Wisconsin Limited

Liability Company and subsidiary of the Advisor and Real Estate Holdings ("Fussville Development") since February 1994; and Chairman and a member of the Managing Board of Sherwood Development L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor ("Sherwood") since December 1995 and April 1995, respectively. In addition to the positions listed above, Mr. Dragisic has been a director of Distributors since July 1994; President and a director of Holdings since December 1995 and July 1994, respectively; President and a director of SSC since November 1995; Vice Chairman and a director of Heritage since August 1994; Vice Chairman and a member of the Managing Board of Fussville Development since December 1995 and August 1994, respectively; Vice Chairman and a member of the Managing Board of Real Estate Holdings since December 1995 and August 1994, respectively; and Vice Chairman and a member of the Managing Board of Sherwood since December 1995 and April 1995, respectively. In addition to the positions listed above, Mr. Lemke has been President of Distributors since December 1995; Vice President of Holdings since December 1995; Vice President of SSC since November 1995; Vice President of Heritage since December 1995; Vice President of Fussville Development since December 1995; Vice President of Real Estate Holdings since December 1995; and Vice President of Sherwood since December 1995. In addition to the positions listed above, Mr. Shenkenberg has been Vice President and Secretary of Distributors since December 1995; Secretary of SSC since November 1995; and Secretary of Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood since December 1995.


     As of ________ ___, 1996 the officers and directors of the Fund did not own any of the Fund's shares.

                             PRINCIPAL SHAREHOLDERS

     As of ________ ___, 1996 , no one owned of record and beneficially any shares of the Fund.

                       INVESTMENT ADVISOR AND DISTRIBUTOR

     The Advisor to the Fund is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Associate Counsel of the Advisor, and Mr. Weitzer is an Associate Counsel of the Advisor. A brief description of the Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Fund - Management."

     The Advisory Agreement for the Fund dated December ___, 1996 was last approved by its sole shareholder on December ___, 1996, and will remain in effect for a period of two years. The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.



     As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value of the Fund. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.




     The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage expense limitation provided by the laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, then 2%. The most restrictive percentage limitation currently applicable to the Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of application limitations.

     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI)(the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

     Except for expenses assumed by the Advisor, as set forth above, or by the Distributor, as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing Prospectuses and quarterly financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, and printing of stock certificates; and fees for directors who are not "interested persons" of the Advisor.

     The Advisor has adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor's clients ahead of their own.

     The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.

     From time to time the Advisor votes the shares owned by the Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

     Under a Distribution Agreement with the Fund dated December ___, 1996, Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

     From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

     The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

     From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

     The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

     The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.



     Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

     Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

     When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.


                                   CUSTODIAN

     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as custodian of the assets of the Fund. As a result, Firstar Trust Company has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated based on an annual fee per open account of $21.75 for the Fund, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from the Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.

     From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


                                     TAXES

GENERAL

     As indicated under "About the Fund - Distributions and Taxes" in the Prospectus, the Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of the Fund's management practices or policies.

     In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the

Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

DERIVATIVE INSTRUMENTS

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by the Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

     The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

     Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

     Shares of the Fund and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

     The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

     The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Fund's Prospectus.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


                               FUND ORGANIZATION

     The Fund is a series of common stock of Strong Equity Funds, Inc., (formerly known as Strong Growth Funds, Inc.) a Wisconsin corporation (a "Corporation"). The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has four series of common stock outstanding, each with an indefinite number of authorized shares. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

     As described under "About the Fund - Performance Information" in the Prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the Fund.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over these periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P (1 + T)n = ERV


                P =  a hypothetical initial payment of $10,000.
                T =  average annual total return.
                n =  number of years.

            ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN

     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns my be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. The Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1) U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2) CERTIFICATES OF DEPOSIT
     Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3) MONEY MARKET FUNDS
     Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

(5) MORNINGSTAR, INC.
     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6) INDEPENDENT SOURCES
     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7) INDICES
     The Fund may compare its performance to a wide variety of indices including the following:

      (a)  Consumer Price Index
      (b)  Dow Jones Average of 30 Industrials
      (c)  NASDAQ Over-the-Counter Composite Index
      (d)  Standard & Poor's 500 Stock Index
      (e)  Standard & Poor's 400 Mid-Cap Stock Index
      (f)  Standard & Poor's 600 Small-Cap Index
      (g)  Wilshire 4500 Index
      (h)  Wilshire 5000 Index
      (i)  Wilshire Small Cap Index
      (j)  Wilshire Small Cap Growth Index
      (k)  Wilshire Small Cap Value Index
      (l)  Wilshire Midcap 750 Index
      (m)  Wilshire Midcap Growth Index
      (n)  Wilshire Midcap Value Index
      (o)  Wilshire Large Cap Growth Index
      (p)  Russell 1000 Index
      (q)  Russell 1000 Growth Index
      (r)  Russell 2000 Index
      (s)  Russell 2000 Small Stock Index
      (t)  Russell 2000 Growth Index
      (u)  Russell 2000 Value Index
      (v)  Russell 2500 Index
      (w)  Russell 3000 Stock Index
      (x)  Russell MidCap Index
      (y)  Russell MidCap Growth Index
      (z)  Russell MidCap Value Index
      (aa) Value Line Index
      (bb) Morgan Stanley Capital International EAFE(R) Index (Net
           Dividend, Gross Dividend, and Price-Only). In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis

     There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

(8) HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(9) STRONG FAMILY OF FUNDS
     The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. Members of the Strong Family and their investment objectives are listed below.



FUND NAME                        INVESTMENT OBJECTIVE
==========================================================================================================
Strong Money Market Fund         Current income, a stable share price, and daily liquidity.
----------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund       Current income, a stable share price, and daily liquidity.
----------------------------------------------------------------------------------------------------------
Strong Municipal Money Market    Federally tax-exempt current income, a stable share-price, and daily
Fund                             liquidity.
----------------------------------------------------------------------------------------------------------
Strong Municipal Advantage Fund  Federally tax-exempt current income with a very low degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Advantage Fund            Current income with a very low degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income with a low degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund      Total return by investing for a high level of current income with a low degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Short-Term Global Bond    Total return by investing for a high level of income with a low degree
Fund                             of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Government Securities     Total return by investing for a high level of current income with a
Fund                             moderate degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Municipal Bond Fund       Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund       Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------------------------------------------------------------------------------
Strong High-Yield Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income.
----------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund      Total return by investing for a high level of current income and capital growth.
----------------------------------------------------------------------------------------------------------
Strong International Bond Fund   High total return by investing for both income and capital appreciation.
----------------------------------------------------------------------------------------------------------
Strong Asset Allocation Fund     High total return consistent with reasonable risk over the long term.
----------------------------------------------------------------------------------------------------------
Strong Equity Income Fund        Total return by investing for both income and capital growth.
----------------------------------------------------------------------------------------------------------
Strong American Utilities Fund   Total return by investing for both income and capital growth.
----------------------------------------------------------------------------------------------------------
Strong Total Return Fund         High total return by investing for capital growth and income.
----------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund    High total return by investing for capital growth and income.
----------------------------------------------------------------------------------------------------------
Strong Schafer Value Fund        Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
----------------------------------------------------------------------------------------------------------
Strong Value Fund                Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Opportunity Fund          Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Growth Fund               Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Common Stock Fund*        Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Mid Cap Fund              Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Small Cap Fund            Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Discovery Fund            Capital growth.
----------------------------------------------------------------------------------------------------------
Strong International Stock Fund  Capital growth.
----------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund         Capital growth.
----------------------------------------------------------------------------------------------------------

* The Fund is currently closed to new investors.

     The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     The Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

     Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Growth Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the Growth Funds is a separately incorporated investment company.

(10) TYING TIME FRAMES TO YOUR GOALS

     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


    UNDER 1 YEAR             1 TO 2 YEARS                 4 TO 7 YEARS             5 OR MORE YEARS
--------------------  ---------------------------  --------------------------  ------------------------
Money Market Fund     Advantage Fund               Government Securities Fund  Total Return Fund
Heritage Money Fund   Municipal Advantage Fund     Municipal Bond Fund         Opportunity Fund
Municipal Money                                    Corporate Bond Fund         Growth Fund
  Market Fund                2 TO 4 YEARS          International Bond Fund     Common Stock Fund*
                      ---------------------------  High-Yield Municipal Bond   Discovery Fund
                      Short-Term Bond Fund           Fund                      International Stock Fund
                      Short-Term Municipal Bond    Asset Allocation Fund       Asia Pacific Fund
                        Fund                       American Utilities Fund     Value Fund
                      Short-Term Global Bond Fund  High-Yield Bond Fund        Small Cap Fund
                                                   Equity Income Fund          Growth and Income Fund
                                                                               Mid Cap Fund
                                                                               Schafer Value Fund

*This fund is currently closed to new investors.


ADDITIONAL FUND INFORMATION

(1) PORTFOLIO CHARACTERISTICS

     In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(2) MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                          2
Standard deviation = the square root of [Sigma]  (x  - x )
                                                   i    m
                                        ----------------------
                                        n-1

where   [Sigma] = "the sum of",
        x  = each individual return during the time period,
         i
        x  = the average return over the time period, and
         m
        n = the number of individual returns during the time period.


     Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3. Women-owned businesses.

4. Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

     The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

     The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

     Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

     The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

     The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

     The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

     [ADD STYLE SECTION]

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

            2.   Nature of and provisions of the obligation.

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS


     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

       A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.


       BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

       B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

       C Bonds are in imminent default in payment of interest or principal.

      DDD, DD,
      and  D Bonds are in default on interest and/or principal payments.
           Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more
frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING SCALE  DEFINITION
------------------------------------------------------------------------------------------------

AAA           Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

------------------------------------------------------------------------------------------------


AA+           High credit quality.  Protection factors are strong.  Risk is modest, but may
AA            vary slightly from time to time because of economic conditions.
AA-

------------------------------------------------------------------------------------------------

A+            Protection factors are average but adequate.  However, risk factors are more
A             variable and greater in periods of economic stress.
A-

------------------------------------------------------------------------------------------------


BBB+          Below-average protection factors but still considered sufficient for prudent
BBB           investment.  Considerable variability in risk during economic cycles.
BBB-

------------------------------------------------------------------------------------------------

BB+           Below investment grade but deemed likely to meet obligations when due.
BB            Present or prospective financial protection factors fluctuate according to
BB-           industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.

------------------------------------------------------------------------------------------------

B+            Below investment grade and possessing risk that obligations will not be met
B             when due.  Financial protection factors will fluctuate widely according to
B-            economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

------------------------------------------------------------------------------------------------

CCC           Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
              Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

------------------------------------------------------------------------------------------------

DD            Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP            Preferred stock with dividend arrearages.
------------------------------------------------------------------------------------------------

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

      - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

     MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


                           Rating Scale:  Definition
                           -------------  ----------

                                          High Grade
                                          ----------


      D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Good Grade

      D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Satisfactory Grade

      D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

           Non-Investment Grade

      D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           Default

      D-5  Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

     The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.


A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

A1   Obligations supported by the highest capacity for timely repayment.

A2   Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B    Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C    Obligations for which there is a high risk of default or which are currently in default.

                           STRONG EQUITY FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a)   Financial Statements:

               (1) Strong Growth Fund (all included or incorporated by reference in Parts A & B). (Audited)

                       Schedules of Investments in Securities
                       Statements of Operations
                       Statements of Assets and Liabilities
                       Statements of Changes in Net Assets
                       Notes to Financial Statements
                       Financial Highlights
                       Report of Independent Accountants

               (2) Strong Small Cap and Value Funds (all included or incorporated by reference in Parts A & B). (Unaudited)

                       Schedules of Investments in Securities
                       Statements of Operations
                       Statements of Assets and Liabilities
                       Statements of Changes in Net Assets
                       Notes to Financial Statements
                       Financial Highlights

               (3)     Strong Mid Cap Fund

                       Inapplicable

         (b)   Exhibits

               (1)     Articles of Incorporation
               (1.1)   Amendment to Articles of Incorporation
               (2)     Bylaws
               (3)     Inapplicable
               (4)     Specimen Stock Certificate
               (5)     Investment Advisory Agreement
               (5.1)   Subadvisory Agreement (Value)
               (6)     Distribution Agreement
               (7)     Inapplicable
               (8.1)   Custody Agreement with Firstar (Growth, Small Cap, and
                       Mid Cap Funds)
               (8.2)   Global Custody Agreement with Brown Brothers Harriman &
                       Co. (Growth, Small Cap, and Mid Cap Funds)
               (9)     Shareholder Servicing Agent Agreement
               (10)    Inapplicable
               (11)    Consent of Auditor
               (12)    Inapplicable
               (13)    Inapplicable
               (14.1)  Prototype Defined Contribution Retirement Plan with
                       Standardized Adoption Agreements - No. 1

               (14.1.1) Prototype Defined Contribution Retirement Plan with
                        Standardized Adoption Agreements - No. 2
               (14.2)   Individual Retirement Custodial Account
               (14.3)   Section 403(b)(7) Retirement Plan
               (14.4)   Simplified Employee Pension Plan
               (15)     Inapplicable
               (16)     Computation of Performance Figures
               (17)     Financial Data Schedule
               (18)     Power of Attorney

Item 25. Persons Controlled by or under Common Control with Registrant

       Registrant neither controls any person nor is under common control with any other person.

Item 26. Number of Holders of Securities

                                                      Number of Record Holders
                    Title of Class                    as of September 30, 1996
                    --------------                    ------------------------
              Common Stock, $.00001 par value

                 Strong Growth Fund                           97,839
                 Strong Small Cap Fund                        10,616
                 Strong Value Fund                             4,415
                 Strong Mid Cap Fund                               0

Item 27. Indemnification

       Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group, First State Insurance Company, Chubb Group, and Gulf Insurance Companies in the aggregate amount of $40,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

                    SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                    SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                    SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                    SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28. Business and Other Connections of Investment Advisor

       The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor, Subadvisor, and Distributor" with respect to the Strong Growth, Strong Small Cap, and Strong Value Funds and "Investment Advisor and Distributor" with respect to Strong Mid Cap Fund in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29. Principal Underwriters

       (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

       (b) The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor, Subadvisor, and Distributor" with respect to Strong Growth, Strong Small Cap, Strong Value Funds and "Investment Advisor and Distributor" with respect to Strong Mid Cap Fund in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

       (c) Inapplicable

Item 30. Location of Accounts and Records

       All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31. Management Services

       All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32. Undertakings

       (a) Inapplicable

       (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement with respect to Strong Mid Cap Fund.

       (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of Strong Growth Fund's latest annual report to shareholders.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 16th day of October, 1996.

                                  STRONG EQUITY FUNDS, INC.
                                  (Registrant)


                                  BY: /s/ John Dragisic
                                      ---------------------------
                                      John Dragisic, President


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


            Name                                           Title                              Date
            ----                                           -----                              ----


/s/ John Dragisic                           President (Principal Executive Officer        October 16, 1996
---------------------------------           and acting Principal Financial and
John Dragisic                               Accounting Officer) and a Director


                                                                                          October 16, 1996

/s/ Richard S. Strong                       Chairman of the Board and a Director
--------------------------------
Richard S. Strong
                                                                                          October 16, 1996

                                            Director
--------------------------------
Marvin E. Nevins*
                                                                                          October 16, 1996

                                            Director
--------------------------------
Willie D. Davis*
                                                                                          October 16, 1996

                                            Director
--------------------------------
William F. Vogt*
                                                                                          October 16, 1996

                                            Director
--------------------------------
Stanley Kritzik*

* Thomas P. Lemke signs this document pursuant to powers of attorney filed with Post Effective Amendment No. 3 to the Registration Statement of Registrant filed with the SEC on or about April 18, 1995.



                                 BY: /s/ Thomas P. Lemke
                                     --------------------------
                                     Thomas P. Lemke

                                EXHIBIT INDEX

                                                                                                        EDGAR
 Exhibit No.                                        Exhibit                                          Exhibit No.
 -----------                                        -------                                          -----------
(1)            Articles of Incorporation                                                          EX-99.B1

(1.1)          Amendment to Articles of Incorporation                                             EX-99.B1.1*

(2)            Bylaws                                                                             EX-99.B2(1)

(3)            Inapplicable

(4)            Specimen Stock Certificate                                                         EX-99.B4(1)

(5)            Investment Advisory Agreement                                                      EX-99.B5(1)

(5.1)          Subadvisory Agreement (Value)                                                      EX-99.B5.2(1)

(6)            Distribution Agreement                                                             EX-99.B6(1)

(7)            Inapplicable

(8.1)          Custody Agreement with Firstar (Growth, Small Cap and Mid Cap Funds)               EX-99.B8.1(3)

(8.2)          Global Custody Agreement with Brown Brothers Harriman & Co. (Growth,               EX-99.B8.2(3)
               Small Cap, and Mid Cap Funds)

(9)            Shareholder Servicing Agent Agreement                                              EX-99.B9(1)

(10)           Inapplicable

(11)           Consent of Auditor                                                                 EX-99.B11

(12)           Inapplicable

(13)           Inapplicable

(14.1)         Prototype Defined Contribution Retirement Plan with                                EX-99.B14.1(2)
               Standardized Adoption Agreements - No. 1

(14.1.1)       Prototype Defined Contribution Retirement Plan with                                EX-99.B14.1.1(2)
               Standardized Adoption Agreements - No. 2

(14.2)         Individual Retirement Custodial Account                                            EX-99.B14.2(2)

(14.3)         Section 403(b)(7) Retirement Plan                                                  EX-99.B14.3

(14.4)         Simplified Employee Pension Plan Brochure                                          EX-99.B14.4(3)

(15)           Inapplicable

(16)           Computation of Performance Figures                                                 EX-99.B16


(17)           Financial Data Schedule                                                            EX-27 Growth
                                                                                                  EX-27 Small Cap
                                                                                                  EX-27 Value

(18)           Power of Attorney(1)

__________________________


(1) Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2) Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on or about April 25, 1996.

(3) Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

* To be included by amendment prior to the effective date of this Post-Effective Amendment to the Registration Statement on Form N-1A.